Investment Advisers
United States Trust Company of New York
114 West 47th Street
New York, NY 10036

U.S. Trust Company
225 High Ridge Road
Stamford, CT 06905

Transfer Agent
Boston Financial Data Services, Inc.
66 Brooks Drive
Braintree, MA 02184
(800) 881-9358

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237


SHARES OF THE FUNDS ARE NOT DE-
POSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY
BANK, AND THE SHARES ARE NOT FED-
ERALLY INSURED BY THE FEDERAL DE-
POSIT INSURANCE CORPORATION, BANK
INSURANCE FUND, FEDERAL RESERVE
BOARD, OR ANY OTHER GOVERNMENTAL
AGENCY. AN INVESTMENT IN A FUND
IS SUBJECT TO RISK OF PRINCIPAL.



                             [LOGO] EXCELSIOR FUNDS

                             Excelsior Funds Trust
                              Institutional Shares

                                  EQUITY FUND
                               MID CAP VALUE FUND
                              OPTIMUM GROWTH FUND
                                  INCOME FUND
                             TOTAL RETURN BOND FUND
                           INTERNATIONAL EQUITY FUND
                                HIGH YIELD FUND


                                 Annual Report
                                 March 31, 2002

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

For each of us, our nation, our markets and the world economy the last year proved to be, perhaps, one of the most challenging in several decades.

Prior to the tragic events of September 11, modest market gains during the first fiscal quarter were already eroding, despite two rate cuts by the Federal Reserve. This was due to a seemingly faltering economy and concerns about corporate profits. When the markets re-opened, all the major domestic and international equity market indices fell precipitously, before eventually stabilizing. Our nation, and the financial markets, demonstrated remarkable resilience during the ensuing months. The Federal Reserve cut rates to historically low levels, providing a lift to the fixed-income markets. Consumer confidence remained remarkably steady and the equity markets bounced back, despite the instigation of military action in Afghanistan and revelations of questionable accounting practices at Enron and other major corporations. The latter issue dampened investor confidence in corporate earnings reports as the March 2002 fiscal quarter closed on a flat note.

While the prospects for the U.S. economy seem to be brightening, the world we live in has changed dramatically. As we adapt to the uncertainties of this new environment, we must also re-think our financial needs and objectives. Now, perhaps more than ever, diversification will play a critical role in achieving your investment goals.

As always, we appreciate your confidence in selecting Excelsior to fulfill your investment needs. We remain committed to providing you with first-class investment products and are confident that the broad array of domestic and international equity as well as taxable and tax-exempt fixed-income funds will help you meet your financial objectives.

                                          Sincerely,
                                          /s/ Stephen C. Hassenfelt
                                          Stephen C. Hassenfelt
                                          President

                             EXCELSIOR FUNDS TRUST
                            ADVISER'S MARKET REVIEW

Domestic Equity Markets

  The equity markets in the fiscal year ended March 31, 2002, were inevitably hurt by the tragedies of September 11, which caused an already difficult environment to deteriorate dramatically. Still, in light of those tragic events, as well as the revelations of accounting debacles, first at Enron and then elsewhere, the markets' consequent recovery over the period was impressive, thanks in large part to a gradually strengthening economy.

  April 2001, the first month of the fiscal year, began on a sour note, with the S&P 500 and the Nasdaq both enduring their worst close since October 1998. But the misery was short-lived: a tech rally, a surprise Fed interest rate cut and strong home sales figures helped buoy the markets, though poor consumer-confidence numbers took away some of the fizz. A seven-week rally followed but was eventually halted by June-quarter profit warnings. Similar cautions also put an end to a four-day market streak in early June, and a 25-basis-point interest rate reduction by the Fed did little to spice things up.

  The equity markets in July and August, the first two months of the second fiscal quarter, wavered between uncertainty and modest declines, undermined as they were by a faltering economy and uninspired corporate profit reports. Conditions changed dramatically, of course, in the wake of September 11. Most U.S. stock markets were closed for a good part of that week, largely due to their proximity to Ground Zero. After re-opening, at the start of the following week, the Dow, the Nasdaq and the S&P 500 tumbled precipitously over several days but did eventually manage to stabilize somewhat and even see notable, though mostly temporary, gains. The Fed acted swiftly, cutting a major interest rate by 50 basis points and pumping huge amounts of liquidity into the economy. Consumer confidence, admittedly shaky before the attacks, managed to hold reasonably steady in their wake. Most agreed that the tragedy left us in largely uncharted waters; indeed, never had the U.S. had to face, in chorus, a fragile economy, probable recession, military action--and the looming threat of further terrorist activity.

  The markets did surprisingly well throughout much of the fiscal third quarter despite an uncertain economy, consumer trepidation and industry funk following the attacks, and U.S. military action in Afghanistan. Stocks climbed, albeit unsteadily, throughout October and much of November, mainly on investors' hopes of more interest rate cuts and the possibility of imminent economic recovery--and despite indications of rising unemployment and weakness in the service sector. On November 20, though, the markets went south as investors decided to cull profits, and earnings concerns again hammered tech stocks. Come December, however, the markets flew high once more, fueled by a strong housing-construction report and yet another interest rate cut by the Fed.

  Slowing the markets in the early portion of the fourth fiscal period were the ripple effects of September 11, more Enron type disclosures and the economy's faltering recovery. Worse, earnings season kicked in and revealed that many companies, especially in the financial sector, had fared poorly in the previous quarter. A mid-February report of rising retail sales seemed to provide a real turning point, though, causing the Dow to nestle briefly close to 10,000. Investors then seemed to gallop back to the markets, at least for a while, encouraged by the Fed's decision not to act in March as well as its move from an accommodative to a neutral stance--considered by many to be a strong signal that after a year, the economy was no longer confined to its sick bed.

International Equity Markets

  Responding to Fed interest rate cuts in the U.S. and led by the Nasdaq, global markets staged a broad rally in April and May, the first two months of fiscal 2002, with a renewed correction beginning in June. The fringe areas of the world benefited the most from the rising tide of liquidity. China, Russia, South Korea and Mexico were the strongest performers in the period. Although many international economies had followed the U.S. into a slowdown, their bubble was less inflated, their deceleration consequently less rapid. International markets declined in the second fiscal quarter. The tragic events of September 11 caused an immediate downward twist to the global economy. Coordinated interest rate cuts and large liquidity additions by the global central banks helped stabilize the markets and bring about a more V-shaped synchronized global recovery than would otherwise have been the case. Japan was still headed into recession, hurt by Yen strength, putting pressure on the rest of Asia. Only China held up well and remained the highest-growth economy in the region. Argentina's situation was precarious once again, and growth slowed in Brazil and Mexico as well.

  Europe began to show signs of recovery in the third fiscal period, spurred on by hopes of further interest rate cuts. Japan was still headed for recession, the Yen weakened further, and reforms were slow in coming. An improving domestic economic environment helped Russia stay current on international debt payments. China's outlook was enhanced by the pending recognition of World Trade Organization membership. Latin America performed well, despite a host of problems including Argentine debt default, falling oil prices and a slowing U.S. economy.

  International markets weakened during the first half of the fourth fiscal quarter and then rallied to end slightly up for the full period, outperforming the U.S. market. This was mainly due to strong performance in Japan, which came in response to the annual "price keeping operation" prior to that country's fiscal year end. Thanks to the surge in global liquidity, emerging markets-- e.g., Russia, Korea and Thailand--were top performers worldwide. Non-Japan Asia was the earliest to benefit from a U.S. recovery, while Europe lagged by about a quarter. European business confidence improved nicely, with one prominent German indicator of confidence exceeding expectations for the fourth consecutive month and rising to its highest level in a year.

Fixed Income Markets

  The fiscal year that ended on March 31, 2002, was dominated by widely varying perceptions of the economy's health, the direction of interest rates, the Enron accounting scandal, and--in the second half of the year--the terrorist attacks of September 11. All of this spelled volatility for fixed-income securities in the year, as interest rates were mixed to down in the first half, mixed to up in the second.

  In the first fiscal quarter, for instance, bond yields were mixed as short-term interest rates declined sharply in response to multiple Federal Reserve interest rate cuts, and longer-term rates rose on the expectation of a stronger economy later in the year. Specifically, one-year Treasuries declined in yield by 48 basis points while 10-year notes were up by 50 basis points in yield. Spread sectors outperformed Treasuries as investors reached for yield in a low volatility environment. Lower investment grade corporate issues performed best as buyers anticipated improving credit conditions due to Fed reductions. Mortgage- and asset-backed securities also outperformed Treasuries, but lagged corporate issues.

  The environment changed dramatically in the fiscal second quarter, however, as interest rates plunged. The Federal Reserve responded to the weakening economy and September 11 by easing short-term rates aggressively and as investors fled to short-duration Treasuries in a flight to quality. Two-year yields declined by 139 bps while long Treasuries declined in yield by 34 bps. Corporate bond spreads widened relative to Treasuries, and the Treasury yield curve steepened as the outlook for the economy deteriorated. The credit sector was the worst performing sector with the widening in spreads resulting in a giveback of more than two-thirds of the year-to-date outperformance. Mortgage backed securities (MBS) also lagged as the decline in interest rates began a wave of refinancing activity. Commercial mortgage backed securities (CMBS), with their superior prepayment protection, outperformed residential mortgages by 38 bps.

  In the fiscal third quarter, improving prospects for the economy, a sharp turnaround in the equity markets and the increasing likelihood that the Federal Reserve was close to the end in its credit easing cycle caused interest rates to back up. Intermediate maturities rose more than longer maturities as the yield curve flattened beyond 5 years. Optimism for an improvement in the economy tightened corporate spreads relative to Treasuries. As a result, the credit sector was the best-performing sector, reversing its worst-performing status of the prior quarter. Lower-quality credits also benefited from the improvement in sentiment. Within the credit sector the utility sector was the worst performing as it was hit by fallout from the Enron bankruptcy filing. Although yields rose, higher volatility and supply caused the MBS sector to underperform Treasuries by 74 bps. The CMBS sector, on the other hand, benefited from a narrowing of spreads in line with the improved tone in the corporate market and outperformed Treasuries by 37 bps.

  In the fiscal fourth quarter, interest rates backed up as the Federal Reserve shifted to a neutral stance on interest rates following an aggressive easing policy in calendar 2001 that brought the federal funds rate to 1.75%. Short maturities were affected the most as yields on 5-year and 2-year Treasuries rose by 50 to 70 bps, respectively, while longer maturities experienced yield increases of 30-35 bps. Consequently, the Treasury yield curve flattened with the 2-year/30-year spread narrowing by 37 bps to 208 bps.

  Consumer spending proved to be surprisingly resilient despite the recession. Consumer spending has helped the manufacturing sector rebound as firms replenish depleted inventories. The recovery in the economy as well as in the equity markets provided an improved tone for corporate securities despite record new issuance of $216 billion in the quarter. Within the corporate sector, the industrial sector lagged the finance sector. Quality also prevailed as AA-rated corporate securities outperformed BBB-rated issues. The residential MBS and CMBS sectors put in strong performances, as both outperformed Treasuries in the period.

ADVISOR'S INVESTMENT REVIEW
EXCELSIOR FUNDS TRUST                                                EQUITY FUND
--------------------------------------------------------------------------------
  For the twelve months ended March 31, 2002, the Fund realized a total return of -4.51%*, versus 0.26%** for the Standard & Poor's 500 Composite Stock Price Index. During the fiscal first half, with weak spending on information technology and communications, many stocks in these sectors declined sharply.
As we continued to believe in the long-term prospects for the area, we maintained our positions. The health care sector was particularly weak as well. Already challenging conditions became more so in the wake of September 11. In addition to technology and health care weaknesses, the Fund's growth-oriented utilities, AES and Enron (sold in October), were down significantly. Other weak performers included the Fund's biotechnology stocks. Some holdings posted gains, however, including Microsoft and IBM in the technology sector and Johnson & Johnson and Abbott Laboratories in health care. In the fiscal second half, signs of stability emerged in both the economy and the stock market. Strong Fund performers included energy stocks, Lockheed Martin, W.W. Grainger, Danaher and Sysco, to name a few. Throughout the year, the stocks of very large companies tended to under perform the broader market, negatively impacting the Fund. In response, and given our belief that the trend could continue for some time, we began to reduce the average market capitalization of the Fund through the sale or reduction of positions in some of the largest companies. We also reduced our position in information technology relative to the benchmark given high valuations and expectations of slower growth ahead. We feel this response did aid the Fund during the year, but our investment strategy is long-term oriented. We continue to believe that taking advantage of volatility to invest in the highest-quality companies with strong future growth prospects--current temporarily challenging conditions notwithstanding--is the best way of achieving satisfactory longer-term returns.


                                    [CHART]

                                 Equity Fund+
                          Average Annual Total Return
                               Ended on 3/31/02*
               1 year     5 years     Since Inception (1/16/95)
               (4.51)%     9.05%               11.60%

                                             Standard & Poor's 500
                       Equity Fund        Composite Stock Price Index**

1/16/1995                $10,000                    $10,000
3/31/1995                $10,507                    $10,972
3/31/1996                $12,388                    $14,491
3/31/1997                $14,295                    $17,364
3/31/1998                $21,668                    $25,693
3/31/1999                $26,029                    $30,443
3/31/2000                $32,732                    $35,905
3/31/2001                $23,086                    $28,121
3/31/2002                $22,045                    $28,188


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 1/16/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/16/95.
All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

ADVISOR'S INVESTMENT REVIEW
EXCELSIOR FUNDS TRUST                                         MID CAP VALUE FUND
--------------------------------------------------------------------------------

  For the twelve months ended March 31, 2002, the Fund realized a total return of 14.53%* versus 14.45%** for the Russell Mid Cap Value Index. The Fund ranked 100 out of 172 funds, based on total return, in the Lipper Mid-Cap Value Funds category*** for the same one year period. The Funds long-term performance has been excellent, ranking 8 out of 72 funds in the same Lipper category for the five years ended March 31, 2002, with a cumulative return of 153.69%.* In the first fiscal quarter, the Fund performed well though it was constrained somewhat by its underweighting in technology, an area that had an unexpected boost in a difficult market. Still, we chose not to add to our tech holdings, a move that proved worthwhile later as the sector failed to sustain its momentum. The mid-cap value area performed well in the second fiscal quarter relative to other asset classes, but it was a difficult period for all equity markets due to the terrorist attacks on September 11. The Fund also suffered, a result of its exposure to several companies affected either by the attacks directly or by the ensuing economic tailspin. Come the third fiscal period, though, the Fund rebounded as many of its holdings, such as: Centex, a large home builder, Zale, a jewelry store operator, Polaris, York and Americredit, appreciated dramatically. The markets were sluggish early in the fourth fiscal quarter due largely to September 11 ripples, Enronitis and a sputtering economy. Still, the Fund performed positively. Several of the Fund's holdings, including Nova Chemicals and Black & Decker, all were up, but Adelphia Communications, which declined, hurt the Fund. In light of the obvious difficulties during the year, we believe the Fund performed relatively well. We continue to believe in the Fund's structure and strategy and our outlook going forward is optimistic.


                                    [CHART]

                   Mid Cap Value Fund-Institutional Shares+
                          Average Annual Total Return
                               Ended on 3/31/02*
                1 year     5 years     Since Inception (6/1/96)
                14.53%     20.47%             19.95%

                    Mid Cap      Russell 1000     Russell Mid Cap
                   Value Fund   Value Index****    Value Index**

 6/1/1996           $10,000        $10,000           $10,000
3/31/1997           $11,391        $11,616           $11,377
3/31/1998           $17,277        $17,095           $16,533
3/31/1999           $18,106        $17,956           $15,303
3/31/2000           $25,745        $19,095           $15,936
3/31/2001           $25,233        $19,146           $18,138
3/31/2002           $28,899        $19,987           $20,759


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in the Fund and broad-based indices since 6/1/96 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Beginning with this report, we are now comparing the Fund's performance to the Russell Mid Cap Value index rather than the Russell 1000 Value index as this index better represents the Fund's investment universe. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
   * Total return represents the change during the period in a hypothetical account with dividends reinvested.
  ** Source: The Russell Company--The Russell Mid Cap Value Index measures the performance of medium-sized value-oriented securities.
 *** Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
**** Source: The Russell Company--The Russell 1000 Value Index is an unmanaged index and is composed of the 1,000 companies with lower price-to-book ratios and lower forecasted growth values in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
   + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

ADVISOR'S INVESTMENT REVIEW
EXCELSIOR FUNDS TRUST                                        OPTIMUM GROWTH FUND
--------------------------------------------------------------------------------

  For the twelve months ended March 31, 2002, the Fund realized a total return of -8.85%* versus -2.00%** for the Russell 1000 Growth Index. Throughout the fiscal year, the Fund's quantitative overlay functioned as intended--increasing diversification and reducing volatility without materially inhibiting return. The Fund was helped during its first fiscal quarter from its holdings in a communications equipment vendor that saw its share price climb over 100%, and in a large software firm and an online/entertainment name that both climbed over 30%. A poor performer for the Fund in the period was Enron. There was good news in the second fiscal quarter in the form of strong indications that the rate of economic decline was slowing. But then the terrorist attacks of September 11 wreaked havoc on investor optimism. The Fund benefited during this arduous time from its large position in health care, a sector that proved to be a buttress in a falling market. Thanks in large part to rapidly declining inventories, technology stocks performed well for the Fund in the third fiscal quarter. We bought shares in the mortgage area as refinancing activity had picked up. And we sold our positions in Enron, for well-known reasons. In the fiscal fourth period, small-cap stocks outperformed their large-cap brethren, and the value investment style outpaced growth. Still, we moved the Fund in that time frame toward growth stocks that seemed likely to respond positively to a cyclical upturn. As part of this move, we shifted our technology holdings from hardware makers to service providers that appeared able to help companies deepen their network services. In health care, we also edged away from drug developers and biotechnology and toward medical suppliers.

                                    [CHART]

                   Optimum Growth Fund-Institutional Shares+
                          Average Annual Total Return
                               Ended on 3/31/02*
                1 year     5 years     Since Inception (6/1/96)
                (8.85)%    11.57%             10.26%

                       Optimum Growth Fund      Russell 1000 Value Index***

 6/1/1996                   $10,000                      $10,000
3/31/1997                   $10,221                      $11,060
3/31/1998                   $16,441                      $16,531
3/31/1999                   $27,742                      $21,177
3/31/2000                   $35,415                      $28,403
3/31/2001                   $19,386                      $16,269
3/31/2002                   $17,671                      $15,944


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 6/1/96 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: The Russell Company--The Russell 1000 Growth Index is an unmanaged index and is composed of the 1,000 companies with higher price-to-book ratios and higher forecasted growth values in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

ADVISOR'S INVESTMENT REVIEW
EXCELSIOR FUNDS TRUST                                                INCOME FUND
--------------------------------------------------------------------------------

  For the fiscal year ended, March 31, 2002, the Fund realized a total return of 5.18%* and ranked 21 out of 189 funds, based on total return, in the Lipper Corporate Debt Funds A Rated category.*** The Fund has performed well in the long term, ranking 21 among 120 funds, for the same Lipper category for the five years ended March 31, 2002, with a cumulative total return of 41.46%*. In the fiscal first half, we continued our strategy of over weighting government mortgage and highly rated commercial mortgage backed securities. We favored government mortgage securities because they were trading at a generous yield to swaps (or high-quality corporate issues) relative to the previous three years and the anticipation of a seasonal slowdown in prepayment activity later in the year. Within the mortgage sector we were positioned with an overweight in a mix of deep discount securities and very seasoned premium mortgages. Our intent with this combination of discounts and premiums was to dampen the negative convexity risk of most mortgage securities. We were underweight corporate credits as we believed that heavy recent supply, money manager over weights, economic uncertainty, and poor seasonal patterns would eventually pressure corporate spreads. The Fund benefited from its overweight of spread product, government mortgage positioning of deep discounts and very seasoned premiums, and a modest yield curve flattening strategy. This was partially offset by an underweight in long corporate securities. In the fiscal third quarter however, the Fund was negatively affected by high volatility, which favored on-the-run (highly liquid) securities; and anticipated economic recovery, which favored lower-quality corporate securities. We had underweighted corporate securities earlier in the year. Our strategy was (and remained through year end) to purchase off-the-run (slightly wider bid/offer spreads) higher-quality (AAA) commercial mortgage backed securities, given their significant yield pickup relative to lower-quality (AA- and A-rated) corporate securities.


                                    [CHART]

                                 Income Fund+
                          Average Annual total Return
                               Ended on 3/31/02*
                  1 year  5 years  Since Inception (1/16/95)
                  5.18%    7.18%            7.23%

                                    Lehman Brothers       Lehman Brothers
                                Intermediate Govt/Credit     Aggregate
                   Income Fund        Bond Index**         Bond Index****

1/16/1995            $10,000            $10,000                $10,000
3/31/1995            $10,301            $10,438                $10,504
3/31/1996            $11,232            $11,435                $11,637
3/31/1997            $11,690            $11,986                $12,208
3/31/1998            $13,067            $13,145                $13,673
3/31/1999            $13,842            $14,007                $14,559
3/31/2000            $14,007            $14,297                $14,833
3/31/2001            $15,721            $16,037                $16,691
3/31/2002            $16,536            $16,864                $17,583

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in the Fund and broad-based indices since 1/16/95 (inception date). For comparative purposes, the value of the indices on 12/31/94 is used as the beginning value on 1/16/95. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Beginning with this report, we are now comparing the Fund's performance to the Lehman Brothers Aggregate Bond Index rather than the Lehman Brothers Intermediate Govt/Credit Bond Index as this index better represents the Fund's investment universe. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
   * Total return represents the change during the period in a hypothetical account with dividends reinvested.
  ** Source: Lehman Brothers -- the Index is an unmanaged total return performance benchmark comprised of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years.
 *** Source: Lipper Analytical Services, Inc. -- Lipper is an independent mutual fund performance monitor.
**** Source: Lehman Brothers -- the Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
   + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

ADVISOR'S INVESTMENT REVIEW
EXCELSIOR FUNDS TRUST                                     TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------
  For the twelve months ended March 31, 2002, the Fund posted a total return of 4.65%* and ranked 50 out of 189 funds, based on total return, in the Lipper Corporate Debt Funds A Rated category***. For the five years ended March 31, 2002 the Fund has performed very well, ranking 9 out of 120 funds, for the same Lipper category, with a cumulative total return of 43.17%*. In the first half of the fiscal year we emphasized government mortgage and highly rated commercial mortgage backed securities. We maintained an overweight of government mortgage securities because they were trading at a premium yield to swaps (or high-quality corporate issues) relative to the previous three years. Within the mortgage sector, we held an overweight in deep discount securities and seasoned premium mortgages. Our goal with this combination of discounts and premiums was to dampen the negative convexity risk of most mortgage securities. We under weighted corporate credits as we believed that heavy recent supply, economic uncertainty, and poor seasonal patterns would eventually pressure corporate spreads. The Fund benefited from its various over weights, although the gains were partially offset by an underweight in long corporate securities. Heading into the fiscal third quarter, however, the Fund was negatively impacted by 1) high volatility, which favored on-the-run (highly liquid) securities; and 2) anticipated economic recovery, which favored lower-quality corporate securities. We had under weighted corporate securities earlier in the year, as we felt that was a more sound longer-term approach. Nevertheless, our strategy was (and remains) to purchase off-the-run (slightly wider bid/offer spreads) higher-quality (AAA) commercial mortgage backed securities, given their significant yield pickup relative to lower-quality (AA- and A-rated) corporate securities. While the strategy didn't help in the fiscal third quarter, given expected spread tightening, our goal was to position the Fund for future out performance. This proved to be the case, in fact, in the fiscal fourth quarter, as the Fund outperformed its benchmark due to its modest yield curve flattening position, an overweight in government mortgages vs.
Treasuries, and an overweight in commercial mortgages vs. government agency securities.


                                    [CHART]

                            Total Return Bond Fund+
                          Average Annual Total Return
                               Ended on 3/31/02*
                  1 year  5 years  Since Inception (1/19/95)
                  4.65%    7.44%           7.81%

                      Total Return             Lehman Brothers
                        Bond Fund            Govt/Credit Index**

1/19/95                  $10,000                   $10,000
3/31/95                  $10,319                   $10,498
3/31/96                  $11,514                   $11,645
3/31/97                  $12,001                   $12,164
3/31/98                  $13,465                   $13,671
3/31/99                  $14,281                   $14,565
3/31/2000                $14,499                   $14,810
3/31/2001                $16,418                   $16,648
3/31/2002                $17,182                   $17,420

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.
  The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 1/19/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/19/95. All dividends and capital gain distributions are reinvested.
The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lehman Brothers--Lehman Brothers Govt/Credit Bond Index is an unmanaged total return performance benchmark comprised of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market.
*** Source: Lipper Analytical Services, Inc. -- Lipper is an independent mutual fund performance monitor.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

ADVISOR'S INVESTMENT REVIEW
EXCELSIOR FUNDS TRUST                                  INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
For the twelve months ended March 31, 2002, the Fund realized a total return of -12.16%* as compared with -8.50%** for the MSCI EAFE Index and -5.79%*** for the MSCI ACWI Free ex USA Index. Responding to the Fed's rate cuts, global markets staged a rally in April and May, only to correct in June. China, Russia, South Korea and Mexico were the strongest performers. The Fund's large-cap bias hurt performance as small and mid-caps pulled ahead during the quarter. Market weakness continued into the fiscal second quarter as the events of September 11 caused a downward twist to the global economy. Our defensive positioning--overweight health care, consumer staples and energy--did help performance, but weakness in the Fund's large insurance holdings hurt. The fiscal third quarter saw coordinated rate cuts, liquidity additions and higher government spending--all of which helped economies toward recovery. Our positioning continued to be defensive, partially hedged, and very underweight Japan. In the final quarter, international markets weakened initially and then rallied to end slightly up for the full quarter, outperforming the US market. This was mainly due to strong performance in Japan (which had a temporary negative impact on Fund performance), in response to the annual pre-year end "price keeping operation." Thanks to the surge in global liquidity, emerging markets--Russia, Korea, and Thailand--were the top global performers. More signs of a broad global recovery began to appear. We maintained a barbell approach in the portfolio, holding defensives as well as cheap recovery beneficiaries. At fiscal year end, we were still overweight consumer staples and health care but were adding stocks in the consumer discretionary, materials and technology sectors. We were underweight the UK and Japan, and overweight non-Japan Asia and Continental Europe. We have been finding what we regard as attractive investment opportunities among small and mid cap stocks.



                                    [CHART]

                          International Equity Fund+
                          Average Annual Total Return
                               Ended on 3/31/02*
                1 year    5 years    Since Inception (1/24/95)
               (12.16)%   (1.16)%             3.36%

                                    FT/S&P-
                                   Actuaries
                                     World
                                   Indices--
                 International       World         MSCI-ACWI
                    Equity         Excluding      Free ex U.S.    MSCI-EAFE
                     Fund        U.S. Index****     Index***       Index**

1/24/1995           $10,000          $10,000        $10,000        $10,000
3/31/1995           $10,386          $10,093        $10,030        $10,187
3/31/1996           $12,787          $11,371        $11,352        $11,444
3/31/1997           $13,439          $11,566        $11,698        $11,611
3/31/1998           $14,770          $13,557        $13,601        $13,771
3/31/1999           $13,795          $14,083        $14,022        $14,606
3/31/2000           $22,648          $17,998        $18,070        $18,271
3/31/2001           $14,433          $13,527        $13,223        $13,546
3/31/2002           $12,678          $12,698        $12,458        $12,394


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

  The above illustration compares a $10,000 investment made in the Fund and broad-based indices since 1/24/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/24/95. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Beginning with this report, we are now comparing the Fund's performance to the MSCI-EAFE and MSCI-ACWI Free ex-U.S. Indices rather than the FT/S&P--Actuaries World Indices--World Excluding U.S. Index as these indices better represent the Fund's investment universe. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
   * Total return represents the change during the period in a hypothetical account with dividends reinvested.
  ** Source: Morgan Stanley & Co., Incorporated--the Index is a widely accepted, unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.
 *** Source: Morgan Stanley & Co., Incorporated--the Index is a widely accepted, unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets excluding the United States.
**** Source: Goldman Sachs--the Index is a widely accepted, unmanaged index of global stock market performance, including Canada, Mexico, Europe, Australia, New Zealand, South Africa and the Far East. The Index includes dividends reinvested.
   + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

ADVISOR'S INVESTMENT REVIEW
EXCELSIOR FUNDS TRUST                                            HIGH YIELD FUND
--------------------------------------------------------------------------------
  During the year ended March 31, 2002, the Fund experienced a High Yield
Market that was probably more volatile than its 20-year history as a bone fide asset class. The Fund, while it had a 1.53%* total return for the twelve months ended March 31, 2002, was down substantially during market volatile periods of September 2001 and February 2002, while grinding higher in other months during the year. Some of this volatility is due to the September 11 attacks on the United States, but a lot of it is attributable to the massive amounts of hedge fund capital that has flooded the bond market. We believe this activity will continue and look to continue to shape the Fund in investments that are less subject to these vicissitudes.

  While the Fund lost asset value during this period to lower valuations in the telecom sector, we have been avoiding adding any positions in this sector since January 2002. We believe the investments that we have retained in this sector have potential for asset appreciation in the future.

  The Fund has been shaped to own primarily current yield seeking senior and senior secured corporate bonds of North American companies. The weighted average rating has been B2 (Moody's), B (Standard & Poor's) as we have chosen to be more risk oriented, as we believe the economy will continue to grow during 2002. We have predominantly avoided convertible and preferred securities, as we prefer debentures, which represent a contractual obligation to pay interest and principal by the issuers.


                                    [CHART]

                     High Yield Fund-Institutional Shares+
                          Average Annual Total Return
                               Ended on 3/31/02*
                     1 year     Since Inception (10/31/00)
                     1.53%               6.64%


                                     Merrill Lynch High Yield,
                 High Yield Fund         Cash Pay Index**

10/31/2000          $10,000                  $10,000
12/31/2000          $ 9,970                  $ 9,897
 3/31/2001          $10,788                  $10,512
 6/30/2001          $10,495                  $10,379
 9/30/2001          $10,086                  $ 9,959
12/31/2001          $10,879                  $10,511
 3/31/2002          $10,952                  $10,717


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Securities rated below investment grade generally entail greater market, credit, and liquidity risks than investment grade securities.

  The above illustration compares a $10,000 investment made in the Fund and a broad-based index since October 31, 2000 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Merrill Lynch -- The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by Standard & Poor's Ratings Group or Moody's Investors Service, Inc., and must not be in default. Issues have a term to maturity of at least one year.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of shares.

Excelsior Funds Trust
Schedule of Investments
March 31, 2002

Equity Fund




   Shares                                                              Value
 ----------                                                         ------------

 COMMON STOCKS -- 93.32%
            CONSUMER DISCRETIONARY -- 11.64%
     55,101 +AOL Time Warner, Inc. ..............................   $  1,303,139
     37,667 +Brinker International, Inc. ........................      1,220,787
     56,831 +Comcast Corp., Class A
             Special.............................................      1,806,657
     43,362 +Edison Schools, Inc. ...............................        597,962
     30,374 Home Depot, Inc. ....................................      1,476,480
     37,732 John Wiley & Sons, Class A...........................        988,578
    129,295 +Liberty Media Corp., Class A........................      1,634,289
     43,469 Wal-Mart Stores, Inc. ...............................      2,664,215
                                                                    ------------
                                                                      11,692,107
                                                                    ------------
            CONSUMER STAPLES -- 8.74%
     47,996 General Mills, Inc. .................................      2,344,605
     61,551 Gillette Co. ........................................      2,093,349
     29,904 +Safeway, Inc. ......................................      1,346,278
    100,512 Sysco Corp. .........................................      2,997,268
                                                                    ------------
                                                                       8,781,500
                                                                    ------------
            ENERGY -- 10.03%
     29,883 Anadarko Petroleum Corp. ............................      1,686,597
     39,609 BP plc ADR...........................................      2,103,238
     78,812 Exxon Mobil Corp. ...................................      3,454,330
     26,074 +Nabors Industries, Inc. ............................      1,101,626
     27,420 Phillips Petroleum Co. ..............................      1,721,976
                                                                    ------------
                                                                      10,067,767
                                                                    ------------
            FINANCIAL -- 19.15%
     56,026 Allstate Corp. ......................................      2,116,102
     44,862 American International Group.........................      3,236,345
     76,041 Citigroup, Inc. .....................................      3,765,550
     31,555 Goldman Sachs Group, Inc. ...........................      2,847,839
     33,412 Hartford Financial Services Group, Inc. .............      2,276,026
    104,911 US Bancorp...........................................      2,367,841
     53,141 Wells Fargo & Co. ...................................      2,625,165
                                                                    ------------
                                                                      19,234,868
                                                                    ------------
            HEALTH CARE -- 16.25%
     11,008 +Amgen, Inc. ........................................        656,957
     11,062 Applied Biosystems Group--Applera Corp. .............        247,236
     10,588 +Genentech, Inc. ....................................        534,165
     10,981 +Human Genome Sciences, Inc. ........................        239,276
     51,540 Johnson & Johnson....................................      3,347,523
     30,250 Medtronic, Inc. .....................................   $  1,367,602
     30,796 Merck & Co., Inc. ...................................      1,773,234
     69,774 Pfizer, Inc. ........................................      2,772,819
     36,758 Pharmacia Corp. .....................................      1,657,051
     23,656 +Wellpoint Health Networks...........................      1,506,177
     33,828 Wyeth................................................      2,220,808
                                                                    ------------
                                                                      16,322,848
                                                                    ------------
            INDUSTRIALS -- 9.69%
     28,433 Danaher Corp. .......................................      2,019,312

   Shares                                   Value
 ----------                              ------------

 COMMON STOCKS -- (continued)
            INDUSTRIALS -- (continued)
     71,142 General Electric Co. .....      2,664,268
     18,513 Illinois Tool Works,
             Inc. ....................      1,339,416
     50,114 Tyco International Ltd. ..      1,619,684
     37,154 W.W. Grainger, Inc. ......      2,089,169
                                         ------------
                                            9,731,849
                                         ------------
            INFORMATION TECHNOLOGY -- 13.32%
     14,767 +Analog Devices, Inc. ....        665,106
    105,743 +Cisco Systems, Inc. .....      1,789,172
     72,067 Intel Corp. ..............      2,191,557
     24,604 International Business
             Machines Corp. ..........      2,558,816
     59,857 +Microsoft Corp. .........      3,606,384
     61,484 +Oracle Corp. ............        786,380
     14,521 +Qualcomm, Inc. ..........        546,135
     37,297 Texas Instruments, Inc. ..      1,234,531
                                         ------------
                                           13,378,081
                                         ------------
            TECHNOLOGY -- 0.69%
     88,397 +Solectron Corp. .........        689,497
                                         ------------
            TELECOMMUNICATION -- 3.30%
     53,734 +Nextel Communications,
             Inc., Class A............        288,014
     38,924 SBC Communications, Inc. .      1,457,315
     34,311 Verizon Communications,
             Inc. ....................      1,566,297
                                         ------------
                                            3,311,626
                                         ------------
            UTILITIES -- 0.51%
     56,838 +AES Corp. ...............        511,542
                                         ------------
            TOTAL COMMON STOCKS
             (Cost $98,178,420).........   93,721,685
                                         ------------
 Principal
   Amount                                   Value
 ----------                              ------------

 REPURCHASE AGREEMENTS -- 4.55%
 $4,567,000 #JP Morgan Chase & Co.,
             Repurchase Agreement,
             1.58%, dated 3/28/02, due
             4/1/02, to be repurchased
             at $4,567,802 (Cost
             $4,567,000)................ $  4,567,000
                                         ------------

TOTAL INVESTMENTS
 (Cost $102,745,420*).....................................  97.87% $ 98,288,685
OTHER ASSETS & LIABILITIES (NET)..........................   2.13     2,137,505
                                                           ------  ------------
NET ASSETS................................................ 100.00% $100,426,190
                                                           ======  ============

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $103,226,960.
+ Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this schedule of investments.
ADR--American
Depositary Receipt

                       See Notes to Financial Statements

Excelsior Funds Trust
Schedule of Investments
March 31, 2002

Mid Cap Value Fund




   Shares                                                              Value
 -----------                                                        ------------

 COMMON STOCKS -- 89.73%
             CONSUMER DISCRETIONARY -- 28.60%
     110,000 +Adelphia Communications, Class A...................   $  1,639,000
      70,000 Black & Decker Corp. ...............................      3,257,800
      91,000 Blyth, Inc. ........................................      2,413,320
      50,000 Centex Corp. .......................................      2,596,500
      35,000 +Dean Foods Co. ....................................      2,650,200
      65,000 +Duane Reade, Inc. .................................      2,208,700
     150,000 Onex Corp. .........................................      2,079,000
      29,000 Polaris Industries, Inc. ...........................      1,847,300
      90,000 Sherwin-Williams Co. ...............................      2,563,200
      70,000 TJX Cos., Inc. .....................................      2,800,700
     115,000 +United Rentals, Inc. ..............................      3,160,200
      65,000 +Zale Corp. ........................................      2,639,000
                                                                    ------------
                                                                      29,854,920
                                                                    ------------
             ENERGY -- 8.55%
      50,000 Devon Energy Corp. .................................      2,413,500
      55,000 Noble Affiliates, Inc. .............................      2,148,300
      75,000 Occidental Petroleum Corp.  ........................      2,186,250
     110,000 Ocean Energy, Inc.  ................................      2,176,900
                                                                    ------------
                                                                       8,924,950
                                                                    ------------
             FINANCIAL -- 11.84%
     110,000 +AmeriCredit Corp. .................................      4,178,900
      41,000 Lehman Brothers Holdings, Inc. .....................      2,650,240
     170,000 Sovereign Bancorp, Inc. ............................      2,388,500
      13,000 USA Education, Inc. ................................      1,271,400
      20,000 XL Capital Ltd., Class A............................      1,867,000
                                                                    ------------
                                                                      12,356,040
                                                                    ------------
             HEALTH CARE -- 3.08%
      55,000 +Human Genome Sciences, Inc. .......................      1,198,450
      90,000 IMS Health, Inc. ...................................      2,020,500
                                                                    ------------
                                                                       3,218,950
                                                                    ------------
             INDUSTRIALS -- 8.87%
     100,000 Pittston Brink's Group..............................      2,510,000
     100,000 Tredegar Corp. .....................................      1,870,000
     102,000 +Vishay Intertechnology, Inc. ......................      2,074,680
      78,000 York International Corp. ...........................      2,800,200
                                                                    ------------
                                                                       9,254,880
                                                                    ------------

   Shares                                    Value
 -----------                              ------------

 COMMON STOCKS -- (continued)
             INFORMATION TECHNOLOGY -- 10.50%
     110,000 +Comverse Technology,
              Inc. ....................   $  1,397,000
      83,000 Harris Corp. .............      2,980,530
      80,000 +National Semiconductor
              Corp. ...................      2,695,200
     120,000 +Sanmina-SCI Corp. .......      1,410,000
     220,000 Symbol Technologies,
              Inc. ....................      2,472,800
                                          ------------
                                            10,955,530
                                          ------------
             RAW/INTERMEDIATE MATERIALS -- 11.48%
     120,000 Aracruz Celulose S.A. ADR.      2,478,000
      95,000 Georgia-Pacific Corp. ....      2,845,250
     100,000 Nova Chemicals Corp. .....      2,501,000
      64,030 +Shaw Group. Inc. ........      1,760,825
      80,000 St. Joe Co. ..............      2,400,000
                                          ------------
                                            11,985,075
                                          ------------
             TELECOMMUNICATION -- 2.32%
     120,000 +IDT Corp. ...............      2,422,800
                                          ------------
             UTILITIES -- 4.49%
      55,000 Public Service Enterprise
              Group, Inc. .............      2,519,000
      92,000 Williams Cos., Inc. ......      2,167,520
                                          ------------
                                             4,686,520
                                          ------------
             TOTAL COMMON STOCKS (Cost
              $78,191,773)...............   93,659,665
                                          ------------
  Principal
   Amount
 -----------

 REPURCHASE AGREEMENTS -- 10.03%
 $10,466,000 #JP Morgan Chase & Co.,
              Repurchase Agreement,
              1.58%, dated 3/28/02,
              due 4/1/02, to be
              repurchased at
              $10,467,837
              (Cost $10,466,000) ......   $ 10,466,000
                                          ------------

TOTAL INVESTMENTS
 (Cost $88,657,773*).......................................  99.76% $104,125,665
OTHER ASSETS AND
 LIABILITIES (NET).........................................   0.24       251,924
                                                            ------  ------------
NET ASSETS................................................. 100.00% $104,377,589
                                                            ======  ============

--------
* Aggregate cost for Federal tax and book purposes.
+ Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this schedule of investments.
ADR--American Depositary Receipt

                       See Notes to Financial Statements

Excelsior Funds Trust
Schedule of Investments
March 31, 2002

Optimum Growth Fund

   Shares                                                              Value
 ----------                                                          -----------

 COMMON STOCKS -- 92.26%
            CONSUMER DISCRETIONARY -- 18.11%
     66,800 +AOL Time Warner, Inc.................................   $ 1,579,820
     15,000 +Clear Channel Communications.........................       771,150
     29,700 Harley-Davidson, Inc. ................................     1,637,361
     35,500 Home Depot, Inc. .....................................     1,725,655
      5,000 +Kohls Corp.  ........................................       355,750
     11,000 Omnicom Group.........................................     1,038,400
      5,000 Target Corp.  ........................................       215,600
     22,400 Wal-Mart Stores, Inc.  ...............................     1,372,896
                                                                     -----------
                                                                       8,696,632
                                                                     -----------
            CONSUMER STAPLES -- 2.66%
      7,200 Coca-Cola Co. ........................................       376,272
      7,000 Pepsi Bottling Group, Inc. ...........................       181,090
     10,000 Philip Morris Cos., Inc. .............................       526,700
      5,000 Walgreen Co. .........................................       195,950
                                                                     -----------
                                                                       1,280,012
                                                                     -----------
            ENERGY -- 0.57%
      8,000 +BJ Services Co. .....................................       275,760
                                                                     -----------
            FINANCIAL -- 14.50%
     28,750 American International Group..........................     2,074,025
     50,000 Citigroup, Inc. ......................................     2,476,000
     20,000 Freddie Mac...........................................     1,267,400
     20,000 Morgan Stanley Dean Witter & Co. .....................     1,146,200
                                                                     -----------
                                                                       6,963,625
                                                                     -----------
            HEALTH CARE -- 24.08%
      9,000 Abbott Laboratories...................................       473,400
     10,000 +Amgen, Inc. .........................................       596,800
     12,000 Baxter International, Inc. ...........................       714,240
      8,000 Bristol-Myers Squibb Co. .............................       323,920
      3,000 Cardinal Health, Inc. ................................       212,670
      4,400 Eli Lilly & Co. ......................................       335,280
      8,000 +Forest Laboratories, Inc. ...........................       653,600
     25,300 +Genentech, Inc. .....................................     1,276,385
     20,000 Johnson & Johnson.....................................     1,299,000
     39,210 Medtronic, Inc. ......................................     1,772,684
     60,000 Pfizer, Inc. .........................................     2,384,400
      8,000 Unitedhealth Group, Inc. .............................       611,360
     13,900 Wyeth.................................................       912,535
                                                                     -----------
                                                                      11,566,274
                                                                     -----------
            INDUSTRIALS -- 4.20%
     53,800 General Electric Co. .................................   $ 2,014,810
                                                                     -----------
            INFORMATION TECHNOLOGY -- 28.14%
      8,000 Adobe Systems, Inc. ..................................       322,400
      5,500 +Analog Devices, Inc. ................................       247,720
      5,000 +Applied Materials, Inc. .............................       271,350
      8,000 Autodesk, Inc. .......................................       373,520

   Shares                                                             Value
 ----------                                                         -----------

 COMMON STOCKS -- (continued)
            INFORMATION TECHNOLOGY -- (continued)
     24,000 +BEA Systems, Inc. ..................................       329,040
     18,700 +Brocade Communications Systems, Inc. ...............       504,900
     89,200 +Cisco Systems, Inc. ................................     1,509,264
     18,200 +Dell Computer Corp. ................................       474,838
     12,000 Electronic Data Systems Corp. .......................       695,880
     76,300 +EMC Corp. ..........................................       909,496
     42,000 Intel Corp. .........................................     1,277,220
     10,200 International Business Machines Corp. ...............     1,060,800
      8,000 +Kla-Tencor Corp. ...................................       531,600
      3,700 Linear Technology Corp. .............................       163,688
      3,200 +Maxim Integrated Products...........................       178,400
     23,000 +Microsoft Corp. ....................................     1,385,750
     64,000 Nokia Oyj ADR........................................     1,327,360
      5,000 +Siebel Systems, Inc. ...............................       163,000
     25,000 Texas Instruments, Inc. .............................       827,500
     15,600 +Verisign, Inc. .....................................       421,200
      5,000 +Veritas Software Corp. .............................       219,050
      8,000 +Xilinx, Inc. .......................................       319,120
                                                                    -----------
                                                                     13,513,096
                                                                    -----------
            TOTAL COMMON STOCKS
             (Cost $38,206,104)..................................    44,310,209
                                                                    -----------

 Principal
   Amount                                                             Value
 ----------                                                         -----------

 REPURCHASE AGREEMENTS -- 7.86%
 $3,774,000 #JP Morgan Chase & Co., Repurchase Agreement, 1.58%,
             dated 3/28/02, due 4/1/02, to be repurchased at
             $3,774,663 (Cost $3,774,000) .......................   $ 3,774,000
                                                                    -----------

TOTAL INVESTMENTS (Cost $41,980,104*)...................... 100.12% $48,084,209
OTHER ASSETS AND LIABILITIES (NET).........................  (0.12)     (58,297)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $48,025,912
                                                            ======  ===========

--------
* Aggregate cost for Federal tax and book purposes.
+ Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this schedule of investments.
ADR--American Depositary Receipt


                       See Notes to Financial Statements

Excelsior Funds Trust
Schedule of Investments
March 31, 2002

Income Fund

  Principal                                        Coupon Maturity
   Amount                                           Rate    Date      Value
 -----------                                       ------ -------- ------------

 ASSET BACKED SECURITIES -- 2.37%
  $2,600,000 CIT RV Trust, 1999-A A4 (Cost
              $2,553,005) ......................    6.16% 06/15/13 $  2,636,504
                                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS -- 14.74%
   1,780,000 CS First Boston Mortgage Securities
              Corp., 2001-CK3 A2 ...............    6.04  06/15/34    1,809,694
   1,633,651 DLJ Commercial Mortgage Corp.,
              2000-CF1 A1A......................    7.45  06/10/33    1,728,185
   1,470,572 Merrill Lynch Mortgage
              Investors, Inc., 1995-C2 C........    7.44  06/15/21    1,527,764
   1,638,329 Morgan Stanley Dean Witter
              Capital I, 2000- LIFE A1..........    7.42  11/15/36    1,733,860
   1,555,000 Mortgage Capital Funding, Inc.,
              1997-MC2 D........................    7.12  11/20/27    1,580,431
   2,475,000 Nomura Asset Securities Corp.,
              1995-MD3 A1B......................    8.15  04/04/27    2,652,450
   1,415,906 Nomura Asset Securities Corp.,
              1998-D6 A1A.......................    6.28  03/15/30    1,460,054
   3,895,000 Salomon Brothers Mortgage
              Securities VII, 2001-C2 A2........    6.17  02/13/10    3,915,150
                                                                   ------------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
              (Cost $16,222,845).................................    16,407,588
                                                                   ------------
 CORPORATE BONDS -- 18.51%
   1,137,351 Atlas Air Inc., Series 991B........    7.63  01/02/15    1,021,216
   1,290,000 DaimlerChrysler NA Holding Corp. ..    6.40  05/15/06    1,291,210
   5,000,000 Ford Motor Credit Co. .............    6.88  02/01/06    4,971,535
   1,455,000 General Motors Corp................    6.25  05/01/05    1,453,181
   2,370,000 Household Finance Corp. ...........    6.38  10/15/11    2,236,557

  Principal                                        Coupon Maturity
   Amount                                           Rate    Date      Value
 -----------                                       ------ -------- ------------

 CORPORATE BONDS -- (continued)
  $2,590,000 PHH Corp. MTN......................    8.13% 02/03/03 $  2,624,810
   2,550,000 Qwest Capital Funding, Inc. .......    6.38  07/15/08    2,097,375
   1,375,000 Southwest Airlines Co. ............    5.50  11/01/06    1,346,655
     925,000 Target Corp........................    5.40  10/01/08      896,501
   1,500,000 +WCG Note Trust....................    8.25  03/15/04    1,508,462
   1,285,000 WorldCom, Inc. (Worldcom Group)....    6.50  05/15/04    1,156,230
                                                                   ------------
             TOTAL CORPORATE BONDS
              (Cost $21,205,829).................................    20,603,732
                                                                   ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 56.15%
   2,890,000 Fannie Mae.........................    6.63  09/15/09    3,020,050
   5,000,000 Federal Home Loan Bank, Discount
              Note..............................    1.66  04/01/02    5,000,000
             Federal National
              Mortgage Association,
   2,121,081 Pool # 251502......................    6.50  02/01/13    2,176,081
   1,373,517 Pool # 252806......................    7.50  10/01/29    1,422,867
   1,553,143 Pool # 443194......................    5.50  10/01/28    1,470,143
   2,616,862 Pool # 452035......................    5.50  11/01/28    2,477,017
      10,757 Pool # 454758......................    5.50  12/01/28       10,182
   1,651,001 Pool # 561435......................    5.50  11/01/29    1,562,772
   2,162,820 Pool # 562716......................    5.50  02/01/31    2,030,347
   1,480,785 Pool # 578543......................    5.50  04/01/31    1,390,087
     990,750 Pool # 586234......................    5.50  07/01/31      930,067
   1,745,987 Pool # 619392......................    5.50  01/01/32    1,639,125
   5,260,575 Pool # 625183......................    5.50  01/01/32    4,938,606
     899,083 Pool # 627259......................    5.50  02/01/32      844,049
   2,996,497 Pool # 632551......................    5.50  02/01/32    2,813,079
     998,865 Pool # 632576......................    5.50  02/01/32      937,730
             Government National
              Mortgage Association,
     634,407 Pool # 434772......................    9.00  06/15/30      678,552
     457,229 Pool # 471660......................    7.50  03/15/28      477,557
   1,229,036 Pool # 472028......................    6.50  05/15/28    1,228,677
   1,053,046 Pool # 475847......................    6.50  06/15/28    1,052,738
   1,661,210 Pool # 503711......................    7.00  05/15/29    1,695,718
     944,336 Pool # 525556......................    8.00  01/15/30      993,345
     251,835 Pool # 525945......................    9.00  07/15/30      269,359
     995,410 Pool # 780086......................    8.50  11/15/17    1,084,028
   2,863,233 Pool # 780548......................    8.50  12/15/17    3,118,139
   2,103,095 Pool # 780865......................    9.50  11/15/17    2,329,357

                       See Notes to Financial Statements

Excelsior Funds Trust
Schedule of Investments
March 31, 2002

Income Fund -- (continued)

  Principal                                          Coupon Maturity
   Amount                                             Rate    Date     Value
 -----------                                         ------ -------- ----------

 U.S. GOVERNMENT & AGENCY  OBLIGATIONS -- (continued)
 $ 1,196,010 Pool # 781036........................    8.00% 10/15/17 $1,283,332
   1,545,703 Pool # 781084........................    9.00  12/15/17  1,698,719
   1,135,378 Series 1999-19, Class A..............    6.50  08/16/25  1,164,347
             Government National
              Mortgage Association ARM,
     845,385 Pool # 80205 ........................    6.00  06/20/28    858,361
     537,203 Pool # 80311.........................    5.50  08/20/29    545,873
             U.S. Treasury STRIPS
   8,315,000 .....................................    0.00  02/15/15  3,825,731
  19,180,000 .....................................    0.00  05/15/17  7,537,548
                                                                     ----------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
              (Cost $62,808,500)...................................  62,503,583
                                                                     ----------

   Shares                             Value
 -----------                       ------------

 SHORT-TERM INVESTMENTS -- 6.75%
   3,755,110 Dreyfus Government
              Cash Management
              Fund...............  $  3,755,110
   3,755,503 Fidelity U.S.
              Treasury II Fund...     3,755,503
                                   ------------
             TOTAL SHORT-TERM
              INVESTMENTS
              (Cost $7,510,613)..     7,510,613
                                   ------------

TOTAL INVESTMENTS (Cost $110,300,792*)....................  98.52% $109,662,020
OTHER ASSETS & LIABILITIES (NET)..........................   1.48     1,646,874
                                                           ------  ------------
TOTAL NET ASSETS.......................................... 100.00% $111,308,894
                                                           ======  ============

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $110,301,043.
+ Security exempt from registration under rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2002, these securities amounted to $1,508,462 or 1.36% of net assets.
ARM--Adjustable Rate Mortgage
Discount Note--The rate reported on the Schedule of Investments is the discount rate at the time of purchase.
MTN--Medium Term Note
STRIPS--Separately Traded Registered Interest and Principal Securities

                       See Notes to Financial Statements

Excelsior Funds Trust
Schedule of Investments
March 31, 2002

Total Return Bond Fund

 Principal                                         Coupon Maturity
   Amount                                           Rate    Date      Value
 ----------                                        ------ -------- ------------
 ASSET BACKED SECURITIES -- 7.85%
 $6,580,000 +AESOP Funding II, llc, 1997-1A A2 .    6.40% 10/20/03 $  6,667,251
  9,690,000 California Infrastructure PG&E,
             1997-1 A8..........................    6.48  12/26/09   10,021,372
  5,380,000 MBNA Master Credit Card Trust,
             1999-J A...........................    7.00  02/15/12    5,715,234
                                                                   ------------
            TOTAL ASSET BACKED SECURITIES
             (Cost $21,699,945)..................................    22,403,857
                                                                   ------------
 CERTIFICATE OF DEPOSIT -- 2.55%
  7,035,000 Mercentile Safe & Deposit Trust,
             (Cost $7,035,000)..................    6.10  05/17/04    7,290,019
                                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS -- 13.14%
  4,225,000 Asset Securitization Corp., 1997-D4
             A4 ................................    7.48  04/14/29    4,505,467
  5,242,776 DLJ Commercial Morgage Corp., 2000-
             CF1 A1A ...........................    7.45  06/10/33    5,546,158
      4,380 LB Commercial Conduit Mortgage
             Trust, 1999-C1 A1 .................    6.41  06/15/31        4,514
  4,635,000 Morgan Stanley Capital I, 1999-CAM1
             A3 ................................    6.92  03/15/32    4,841,860
  3,108,851 Morgan Stanley Dean Witter Capital
             I, 2000-LIFE A1 ...................    7.42  11/15/36    3,290,127
  3,419,005 Mortgage Capital Funding, Inc.,
             1998-MC1 A1 .......................    6.42  03/18/30    3,529,194
  4,450,000 Mortgage Capital Funding, Inc.,
             1998-MC1 C ........................    6.95  03/18/30    4,586,294
  5,026,302 Nomura Asset Securities Corp., 1998-
             D6 A1A ............................    6.28  03/15/30    5,183,022
  6,000,000 Salomon Brothers Mortgage Securities
             VII, 2001-C2 A2 ...................    6.17  02/13/10    6,031,040
                                                                   ------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost
             $36,007,712)........................................    37,517,676
                                                                   ------------

 Principal                                          Coupon Maturity
   Amount                                            Rate    Date      Value
 ----------                                         ------ -------- ------------
 CORPORATE BONDS -- 35.18%
 $4,150,000 American Express Co. ................    5.50% 09/12/06 $  4,123,469
  5,250,000 Bank One Corp. ......................    7.88  08/01/10    5,696,250
  5,685,000 Continental Cablevision .............    8.63  08/15/03    5,928,324
  5,940,000 DaimlerChrysler NA Holding Corp. ....    6.90  09/01/04    6,118,200
  5,941,853 Delta Air Lines, Inc. ...............    7.38  05/18/10    6,092,645
  5,370,000 Duke Capital Corp. ..................    7.25  10/01/04    5,658,637
            Ford Motor Credit Co.
  4,402,000 .....................................    5.80  01/12/09    3,967,302
  3,500,000 .....................................    7.45  07/16/31    3,163,125
            General Motors Acceptance Corp.
  3,500,000 .....................................    8.00  11/01/31    3,503,206
  4,060,000 .....................................    6.88  09/15/11    3,922,289
  7,965,000 .....................................    6.75  01/15/06    8,068,378
  5,180,000 Goldman Sachs Group, Inc. ...........    6.88  01/15/11    5,204,937
            Household Finance Corp.
  5,210,000.......................................   6.50  01/24/06    5,215,189
  6,890,000.......................................   6.38  10/15/11    6,502,059
  3,635,000 JP Morgan Chase & Co. ...............    7.50  02/01/03    3,764,889
  3,810,000 Lehman Brothers Holdings, Inc. ......    8.25  06/15/07    4,169,794
  7,500,000 PHH Corp. MTN........................    8.13  02/03/03    7,600,800
  6,970,000 Qwest Capital Funding, Inc. .........    6.38  07/15/08    5,732,825
  6,000,000 +WCG Note Trust......................    8.25  03/15/04    6,033,846
                                                                    ------------
            TOTAL CORPORATE BONDS (Cost $100,954,412).............   100,466,164
                                                                    ------------

                       See Notes to Financial Statements

Excelsior Funds Trust
Schedule of Investments
March 31, 2002

Total Return Bond Fund -- (continued)

  Principal                                         Coupon Maturity
   Amount                                            Rate    Date      Value
 -----------                                        ------ -------- -----------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 32.12%
 $ 4,570,000 Fannie Mae,.........................    6.63% 09/15/09 $ 4,775,650
             Federal National
              Mortgage Association
     910,071 Pool # 254197.......................    5.50  02/01/32     854,371
     240,518 Pool # 450846.......................    5.50  12/01/28     227,689
     328,464 Pool # 485994.......................    5.50  01/01/29     310,943
     493,518 Pool # 577080.......................    5.50  04/01/31     463,300
      36,574 Pool # 577925.......................    5.50  04/01/31      34,335
     188,862 Pool # 585631.......................    5.50  06/01/31     177,303
     653,232 Pool # 589475.......................    5.50  07/01/31     613,234
   1,998,002 Pool # 620017.......................    5.50  02/01/32   1,875,702
  22,003,746 Pool # 625183.......................    5.50  01/01/32  20,657,025
             Government National
              Mortgage Association
      21,373 Pool # 356873.......................    6.50  05/15/23      21,334
     623,743 Pool # 479087.......................    8.00  01/15/30     656,124
   4,211,233 Pool # 479088.......................    8.00  01/15/30   4,429,855
             Government National
              Mortgage Association ARM
   1,435,041 Pool # 80185........................    6.00  04/20/28   1,457,140
     842,017 Pool # 80205........................    6.00  06/20/28     854,942
   1,723,527 Pool # 80311........................    5.50  08/20/29   1,751,343
   5,300,000 Government National Mortgage
              Association TBA                        6.50  04/01/32   5,273,500
   5,365,000 U.S. Treasury Bond..................    7.25  05/15/16   6,029,723
             U.S. Treasury STRIPS
   7,800,000 ....................................    0.00  05/15/11   4,608,006
  93,255,000 ....................................    0.00  05/15/17  36,648,282
                                                                    -----------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
              (Cost $94,442,223)..................................   91,719,801
                                                                    -----------

   Shares                             Value
 ----------             ---------- ------------
 SHORT-TERM INVESTMENTS -- 7.75%
 11,064,040 Dreyfus Government
             Cash Management
             Fund................  $ 11,064,040
 11,076,727 Fidelity U.S.
             Treasury II Fund....    11,076,727
                                   ------------
            TOTAL SHORT-TERM
             INVESTMENTS
             (Cost $22,140,767)..    22,140,767
                                   ------------

TOTAL INVESTMENTS
 (Cost $282,280,059*)......................................  98.59% $281,538,284
OTHER ASSETS &
 LIABILITIES (NET).........................................   1.41     4,012,562
                                                            ------  ------------
TOTAL NET ASSETS........................................... 100.00% $285,550,846
                                                            ======  ============

--------
*  Aggregate cost for Federal tax and book purposes.
+ Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2002, these securities amounted to $12,701,097 or 4.45% of net assets.
ARM--Adjustable Rate Mortgage
MTN--Medium Term Note
STRIPS--Separately Traded Registered Interest and Principal Securities
TBA--To be announced


                       See Notes to Financial Statements

Excelsior Funds Trust
Schedule of Investments
March 31, 2002

International Equity Fund




   Shares                                                               Value
 ----------                                                          -----------

 COMMON STOCKS -- 95.42%
            AUSTRALIA -- 3.15%
    745,310 ERG Ltd. .............................................   $   103,421
     18,500 Rio Tinto Ltd. .......................................       372,130
    176,200 Woolworths Ltd. ......................................     1,173,594
                                                                     -----------
                                                                       1,649,145
                                                                     -----------
            AUSTRIA -- 0.22%
      4,850 +EMTS Technologie AG..................................       115,353
                                                                     -----------
            CANADA -- 1.33%
     77,667 Bombardier, Inc., Class B.............................       698,584
                                                                     -----------
            CHILE -- 0.96%
     14,000 Vina Concha Y Toro S.A. ADR...........................       503,440
                                                                     -----------
            CHINA -- 5.49%
  1,980,000 Chaoda Modern Agriculture Holdings Ltd. ..............       691,749
      8,100 +China Mobile (Hong Kong) Ltd. ADR....................       125,145
  1,128,200 +China Southern Airlines Co., Ltd., Class H...........       372,460
    390,000 CNOOC Ltd. ...........................................       485,012
     27,100 Huaneng Power International, Inc. ADR.................       727,906
    937,100 People's Food Holdings Ltd. ..........................       475,182
                                                                     -----------
                                                                       2,877,454
                                                                     -----------
            FINLAND -- 0.68%
     16,800 Nokia Oyj.............................................       355,123
                                                                     -----------
            FRANCE -- 13.16%
     83,350 Alstom................................................     1,114,714
     14,200 Aventis S.A. .........................................       981,136
     37,110 Axa...................................................       837,535
      8,586 Carrefour S.A. .......................................       404,483
     33,500 France Telecom S.A. ..................................     1,026,396
     89,400 +Gemplus International S.A. ..........................       155,985
     10,700 L'OREAL S.A. .........................................       791,114
     10,279 TotalFinaElf S.A. ....................................     1,587,230
                                                                     -----------
                                                                       6,898,593
                                                                     -----------
            GERMANY -- 8.22%
     13,400 Adidas-Salomon AG.....................................       958,593
      3,420 Allianz AG............................................       808,558
     19,800 Bayerische Hypo-und Vereinsbank AG....................       720,306
      5,556 Muenchener Rueckversicherungs AG......................     1,381,410
      2,880 SAP AG................................................       437,177
                                                                     -----------
                                                                       4,306,044
                                                                     -----------
            HONG KONG -- 0.58%
    360,000 Shangri-La Asia Ltd. .................................       304,623
                                                                     -----------
            INDIA -- 2.04%
     31,650 Dr. Reddy's Laboratories Ltd. ADR.....................       699,781
     35,200 India Fund, Inc. .....................................       367,840
                                                                     -----------
                                                                       1,067,621
                                                                     -----------

   Shares                                                               Value
 ----------                                                          -----------

 COMMON STOCKS -- (continued)
            IRELAND -- 1.81%
    201,727 Anglo Irish Bank Corp. plc............................   $   948,568
                                                                     -----------
            ITALY -- 5.64%
     50,100 Autogrill S.p.A. .....................................       551,585
    112,750 ENI S.p.A. ...........................................     1,652,500
     16,050 Permasteelisa S.p.A. .................................       261,978
     79,800 Saipem S.p.A. ........................................       490,804
                                                                     -----------
                                                                       2,956,867
                                                                     -----------
            JAPAN -- 10.56%
     26,500 Daiichi Pharmaceutical Co., Ltd. .....................       494,869
      6,500 Don Quijote Co., Ltd. ................................       374,203
    141,000 Fuji Heavy Industries Ltd. ...........................       688,324
    106,000 Keisei Electric Railway Co. ..........................       291,923
     17,600 Mimasu Semiconductor Industry Co., Ltd. ..............       225,752
     10,900 Nintendo Co., Ltd. ...................................     1,603,727
        160 +NTT DoCoMo, Inc. ....................................       433,395
         40 NTT DoCoMo, Inc. .....................................       108,650
     16,000 +Sega Corp. ..........................................       284,906
     12,200 Shin-Etsu Chemical Co., Ltd. .........................       516,407
     25,900 Shionogi & Co., Ltd. .................................       406,474
        503 +Starbucks Coffee Japan Ltd. .........................       104,179
                                                                     -----------
                                                                       5,532,809
                                                                     -----------
            NETHERLANDS -- 4.51%
     12,900 +ASML Holding N.V. ...................................       325,239
     31,000 Koninklijke Ahold N.V. ...............................       813,496
     22,376 Nutreco Holding N.V. .................................       731,055
     23,561 Wolters Kluwer N.V. ..................................       493,311
                                                                     -----------
                                                                       2,363,101
                                                                     -----------
            PORTUGAL -- 1.88%
    279,500 +Banco Comercial Portugues S.A. ......................       982,658
                                                                     -----------
            RUSSIA -- 1.00%
      9,080 Lukoil Co. ADR........................................       524,624
                                                                     -----------
            SINGAPORE -- 2.68%
    707,100 Sembcorp Logistics Ltd. ..............................       847,492
     67,600 United Overseas Bank Ltd. ............................       557,254
                                                                     -----------
                                                                       1,404,746
                                                                     -----------
            SOUTH KOREA -- 5.04%
     93,300 ++Korea Tobacco & Ginseng Corp. GDR...................       615,780
        650 Lotte Chilsung Beverage Co. ..........................       338,973
      2,900 +NCSoft Corp. ........................................       513,584
      2,160 Samsung Electronics...................................       581,936
     11,000 Samsung Fire & Marine Insurance Co., Ltd. ............       592,712
                                                                     -----------
                                                                       2,642,985
                                                                     -----------

                       See Notes to Financial Statements

Excelsior Funds Trust
Schedule of Investments
March 31, 2002

International Equity Fund -- (continued)





   Shares                                                               Value
 ----------                                                          -----------

 COMMON STOCKS -- (continued)
            SWEDEN -- 0.74%
     92,085 +Telefonaktiebolaget LM Ericsson AB, Class B..........   $   389,385
                                                                     -----------
            SWITZERLAND -- 7.45%
        116 Lindt & Spruengli AG..................................       664,907
      3,740 Nestle S.A. (Registered)..............................       831,704
     27,460 Novartis AG (Registered)..............................     1,080,080
     13,800 Roche Holding AG......................................     1,072,868
      5,200 +UBS AG (Registered)..................................       256,012
                                                                     -----------
                                                                       3,905,571
                                                                     -----------
            TAIWAN -- 3.08%
    417,000 +Fubon Financial Holding Co., Ltd.....................       409,834
     87,000 Hon Hai Precision Industry Co., Ltd...................       405,154
     10,200 Hon Hai Precision Industry Co., Ltd. GDR..............        94,656
     34,025 +Taiwan Semiconductor Manufacturing Co., Ltd. ADR.....       706,019
                                                                     -----------
                                                                       1,615,663
                                                                     -----------
            THAILAND -- 2.36%
     69,500 BEC World Public Co., Ltd.
             (Foreign)............................................       415,212
     80,500 Dhipaya Insurance Public Co., Ltd. (Foreign)..........       154,452
  1,184,000 +Siam Commercial Bank Public Co., Ltd. (Foreign)......       666,544
                                                                     -----------
                                                                       1,236,208
                                                                     -----------
            UNITED KINGDOM -- 12.84%
    271,736 BAE Systems plc.......................................     1,296,290
     44,900 Carpetright plc.......................................       414,955
     66,951 GlaxoSmithKline plc...................................     1,576,894
    635,787 Invensys plc..........................................     1,122,647
     27,114 Pearson plc...........................................       348,265
    280,800 Serco Group plc.......................................     1,223,569
    403,158 Vodafone Group plc....................................       744,891
                                                                     -----------
                                                                       6,727,511
                                                                     -----------
            TOTAL COMMON STOCKS
             (Cost $56,465,538)...................................    50,006,676
                                                                     -----------
 PREFERRED STOCKS -- 2.33%
            GERMANY -- 1.27%
     76,200 Prosieben SAT.1 Media AG..............................       664,769
                                                                     -----------
            SOUTH KOREA -- 1.06%
     40,500 Hyundai Motor Co., Ltd................................       553,958
                                                                     -----------
            TOTAL PREFERRED STOCKS
             (Cost $1,168,004)....................................     1,218,727
                                                                     -----------

 Principal
   Amount                                                              Value
 ----------                                                         -----------

 REPURCHASE AGREEMENT -- 2.27%
 $1,192,000 #JP Morgan Chase & Co., Repurchase Agreement, 1.58%,
             dated 3/28/02, due 4/1/02, to be repurchased at
             $1,192,209
             (Cost $1,192,000)...................................   $ 1,192,000
                                                                    -----------

TOTAL INVESTMENTS
 (Cost $58,825,542*)....................................... 100.02%  52,417,403
OTHER ASSETS &
 LIABILITIES (NET).........................................  (0.02)     (12,003)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $52,405,400
                                                            ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $58,838,787.
+ Non-income producing security
++ Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At March 31, 2002, these securities amounted to $615,780 or 1.18% of net assets.
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this schedule of investments.
ADR--American Depositary Receipt
GDR--Global Depositary Receipt
plc--public liability company

                                                             % of
                                                             Net      Market
Sector Diversification                                      Assets     Value
----------------------                                      ------  -----------
Financials.................................................  16.57% $ 8,683,685
Consumer Staples...........................................  15.92%   8,340,099
Capital Goods..............................................  13.22%   6,927,710
Health Care................................................  12.05%   6,312,102
Consumer Cyclicals.........................................  10.00%   5,241,826
Energy.....................................................   9.05%   4,740,170
Technology.................................................   8.68%   4,555,409
Telecommunications Services................................   4.87%   2,553,830
Repurchase Agreement.......................................   2.27%   1,192,000
Transportation.............................................   2.17%   1,139,415
Industrials................................................   2.13%   1,114,714
Raw/Intermediate Materials.................................   1.70%     888,537
Utilities..................................................   1.39%     727,906
                                                            ------  -----------
TOTAL INVESTMENTS.......................................... 100.02% $52,417,403
Other Assets and Liabilities (Net).........................  (0.02)     (12,003)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $52,405,400
                                                            ======  ===========

                       See Notes to Financial Statements

Excelsior Funds Trust
Schedule of Investments
March 31, 2002

High Yield Fund




  Principal                                       Coupon  Maturity
   Amount                                          Rate     Date      Value
  ---------                                       ------  -------- ------------

 CORPORATE BONDS -- 97.76%
             AIRLINES -- 7.11%
 $ 9,230,000 Air Canada Corp. .................   10.25%  03/15/11 $  7,199,400
   5,350,000 Atlas Air Inc. ...................   10.75   08/01/05    4,815,000
   4,127,484 Atlas Air Inc., Series 991B.......    7.63   01/02/15    3,706,026
                                                                   ------------
                                                                     15,720,426
                                                                   ------------
             BROADCAST SERVICE/PROGRAMS -- 0.51%
   2,210,000 Jones International Networks
              Ltd. ............................   11.75   07/01/05    1,127,100
                                                                   ------------
             BUILDING PRODUCTS --
              CEMENT/AGGREGATE -- 1.50%
   4,500,000 Oglebay Norton Co. ...............   10.00   02/01/09    3,307,500
                                                                   ------------
             CABLE TV -- 2.46%
             Frontiervision Holdings
              L.P., Series B, Step Bond
   1,000,000 ..................................   11.88   09/15/07      990,000
   1,000,000 ..................................   11.88   09/15/07      990,000
   3,500,000 ..................................   11.88   09/15/07    3,465,000
                                                                   ------------
                                                                      5,445,000
                                                                   ------------
             CASINO HOTELS -- 2.68%
   3,000,000 ++Resort International Hotel &
              Casino...........................   11.50   03/15/09    2,850,000
   1,085,000 Riviera Holdings Corp. ...........   10.00   08/15/04      976,500
   2,000,000 Venetian Casino/lv Sands..........   12.25   11/15/04    2,105,000
                                                                   ------------
                                                                      5,931,500
                                                                   ------------
             CASINO SERVICES -- 3.79%
   8,500,000 Mikohn Gaming Corp. ..............   11.88   08/15/08    8,372,500
                                                                   ------------
             CELLULAR TELECOM -- 4.14%
   3,000,000 Alamosa Delaware, Inc. ...........   12.50   02/01/11    2,460,000
   2,000,000 ++Horizon PCS Inc. ...............   13.75   06/15/11    1,550,000
   6,200,000 Nextel Communications.............    9.50   02/01/11    3,999,000
             ++Nextel Partners Inc.
   1,000,000 ..................................   12.50   11/15/09      670,000
     750,000 ..................................   11.00   03/15/10      472,500
                                                                   ------------
                                                                      9,151,500
                                                                   ------------
             COMMERCIAL SERVICE --
              FINANCE -- 1.31%
   3,000,000 Metris Cos., Inc. ................   10.13   07/15/06    2,895,000
                                                                   ------------

  Principal                                       Coupon  Maturity
   Amount                                          Rate     Date      Value
  ---------                                       ------  -------- ------------

 CORPORATE BONDS -- (continued)
             CONTAINER -- METAL/GLASS -- 8.43%
             Crown Cork & Seal Co., Inc.
 $ 7,500,000 ..................................    8.38%  01/15/05 $  5,625,000
   8,000,000 ..................................    8.00   04/15/23    4,960,000
   2,000,000 ..................................    6.75   04/15/03    1,700,000
  10,345,000 US Can Corp. .....................   12.38   10/01/10    6,362,175
                                                                   ------------
                                                                     18,647,175
                                                                   ------------
             CONTAINERS -- PAPER/PLASTIC -- 3.96%
   5,255,000 Radnor Holdings Corp. ............   10.00   12/01/03    4,361,650
   5,300,000 Radnor Holdings Corp., Series B...   10.00   12/01/03    4,399,000
                                                                   ------------
                                                                      8,760,650
                                                                   ------------
             DIVERSIFIED FINANCIAL SERVICES -- 3.14%
  20,000,000 Finova Group, Inc. ...............    7.50   11/15/09    6,950,000
                                                                   ------------
             DIVERSIFIED MINERALS -- 1.30%
             Glencore Nickel Party Ltd.
   7,415,000 ..................................    9.00   12/01/14    1,334,700
   8,515,000 ..................................    9.00   12/01/14    1,532,700
                                                                   ------------
                                                                      2,867,400
                                                                   ------------
             ELECTRIC -- GENERATION -- 3.35%
   9,500,000 Aes Corp. ........................    9.50   06/01/09    7,410,000
                                                                   ------------
             ELECTRIC -- INTEGRATED -- 3.44%
   7,000,000 Mission Energy Holding Co. .......   13.50   07/15/08    7,612,500
                                                                   ------------
             FINANCE -- CREDIT CARDS -- 1.32%
   3,000,000 Metris Cos., Inc. ................   10.00   11/01/04    2,925,000
                                                                   ------------
             FINANCE -- OTHER SERVICES -- 5.86%
   7,115,000 IOS Capital, Inc. ................    9.75   06/15/04    7,113,570
   7,500,000 Madison River Capital IIc/Madison
              River Financial Corp. ...........   13.25   03/01/10    5,850,000
                                                                   ------------
                                                                     12,963,570
                                                                   ------------
             FOOD -- WHOLESALE/
              DISTRIBUTION -- 2.07%
   4,500,000 Fleming Cos., Inc. ...............   10.63   07/31/07    4,584,375
                                                                   ------------
             METAL -- ALUMINUM -- 6.81%
  14,343,000 Golden Northwest Aluminum, Inc. ..   12.00   12/15/06    8,605,800
  10,750,000 ++Ormet Corp. ....................   11.00   08/15/08    6,450,000
                                                                   ------------
                                                                     15,055,800
                                                                   ------------

                       See Notes to Financial Statements

Excelsior Funds Trust
Schedule of Investments
March 31, 2002

High Yield Fund -- (continued)




  Principal                                       Coupon  Maturity
   Amount                                          Rate     Date      Value
  ---------                                       ------  -------- ------------

 CORPORATE BONDS -- (continued)
             MULTI-LINE INSURANCE -- 0.40%
 $ 1,000,000 American Financial Group..........    7.13%  04/15/09 $    894,806
                                                                   ------------
             OIL -- FIELD SERVICES -- 1.82%
   4,775,000 Halliburton Co. ..................    7.53   05/12/17    4,021,027
                                                                   ------------
             PAPER & RELATED PRODUCTS -- 3.08%
   4,000,000 Fort James Corp. .................    6.88   09/15/07    3,750,000
   3,250,000 Potlatch Corp. ...................    6.95   09/15/07    3,053,112
                                                                   ------------
                                                                      6,803,112
                                                                   ------------
             PROPERTY/CASUALTY INSURANCE -- 2.49%
   7,500,000 Fremont General Corp. ............    7.88   03/17/09    5,512,500
                                                                   ------------
             PUBLISHING -- PERIODICALS -- 0.47%
   1,000,000 ++American Media Operation........   10.25   05/01/09    1,035,000
                                                                   ------------
             SATELLITE TELECOM -- 6.13%
   6,827,000 Loral Cyberstar Inc. .............   10.00   07/15/06    5,120,250
   8,000,000 Star Choice Communications........   13.00   12/15/05    8,440,000
                                                                   ------------
                                                                     13,560,250
                                                                   ------------
             SEISMIC DATA COLLECTION -- 2.46%
             ++Cie Gener De Geophysique
   2,000,000 ..................................   10.63   11/15/07    2,070,000
   3,250,000 ..................................   10.63   11/15/07    3,363,750
                                                                   ------------
                                                                      5,433,750
                                                                   ------------
             SPECIAL PURPOSE ENTITY--3.11%
   7,000,000 ++IPC Acquistion Corp. ...........   11.50   12/15/09    6,877,500
                                                                   ------------
             TELECOM EQUIPMENT/
              FIBER OPTICS -- 1.45%
  28,000,000 Metromedia Fiber Network, Inc. ...   10.00   11/15/08    1,960,000
   8,250,000 Williams Communication Group Inc.,
              In Default ......................    0.00   10/01/07    1,237,500
                                                                   ------------
                                                                      3,197,500
                                                                   ------------

  Principal                                       Coupon  Maturity
   Amount                                          Rate     Date      Value
  ---------                                       ------  -------- ------------

 CORPORATE BONDS -- (continued)
             TELECOM SERVICES -- 6.16%
 $54,644,000 Frontier Corp., In Default, Step
              Bond.............................    6.00%  10/15/03 $  7,650,160
   6,540,972 ++Global Crossing Holding Ltd.
              PIK, In Default..................   10.50                   6,541
  27,700,000 Global Crossing Ltd., Inc., In
              Default..........................    7.25   05/15/04    3,878,000
  15,000,000 GT Group Telecomunications, Inc.,
              Step Bond........................    0.00   02/01/10      825,000
   2,000,000 Leap Wireless International Inc. .   12.50   04/15/10    1,260,000
                                                                   ------------
                                                                     13,619,701
                                                                   ------------
             TELEPHONE -- INTEGRATED -- 1.74%
   4,000,000 ++TSI Telecommunications..........   12.75   02/01/09    3,840,000
                                                                   ------------
             TELEVISION -- 3.48%
  11,000,000 Pegasus Satellite Communications,
              Inc. ............................   12.38   08/01/06    7,700,000
                                                                   ------------
             TRANSPORTATION -- EQUIPMENT & LEASING -- 0.09%
   2,000,000 Anthony Crane
              Rental L.P.......................   10.38   08/01/08      200,000
                                                                   ------------
             TRANSPORTATION -- MARINE -- 1.70%
             Stena AB
     700,000 ..................................   10.50   12/15/05      708,750
   3,170,000 ..................................    8.75   06/15/07    3,047,163
                                                                   ------------
                                                                      3,755,913
                                                                   ------------
             TOTAL CORPORATE BONDS
              (Cost $231,765,055)...............................    216,178,055
                                                                   ------------
 U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.77%
   1,700,000 Federal Home Loan Mortgage
              Corporation
              (Cost $1,700,000)................    1.75   04/01/02    1,700,000
                                                                   ------------

                       See Notes to Financial Statements

Excelsior Funds Trust
Schedule of Investments
March 31, 2002

High Yield Fund -- (continued)




   Shares                           Value
   ------                        ------------

 WARRANTS -- 0.06%
      10,000+ GT Group
               Telecom, Inc.,
               Class B,
               Expires
               02/01/10.......   $     20,000
      67,340+ Loral Space &
               Communications,
               Expires
               12/26/06.......         67,340
       8,500+ Mikohn Gaming
               Warrants,
               Expires
               08/15/08.......         42,500
                                 ------------
              TOTAL WARRANTS
               (Cost
               $207,500)......        129,840
                                 ------------
 TOTAL INVESTMENTS
  (Cost
  $233,672,555)....       98.59% $218,007,895
                                 ------------
 OTHER ASSETS &
  LIABILITIES
  (NET)............        1.41     3,123,320
                      ---------  ------------
 TOTAL NET ASSETS..      100.00% $221,131,215
                      =========  ============

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $234,820,570.
+ Non-income producing security
++Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2002 these securities amounted to $25,349,041 or 11.46% of net assets.
In Default--Security in default on interest payments.
L.P.--Limited Partnership
llc--Limited Liability Company
MTN--Medium Term Note
PIK--Pay-in-Kind
Step Bond--Coupon rate increases in increments to maturity. Rate disclosed is as of March 31, 2002. Maturity date is the ultimate maturity.
Zero Coupon--Coupon rate increases in increments to maturity. Rate disclosed is as of March 31, 2002. Maturity date is the ultimate maturity.

                       See Notes to Financial Statements

Excelsior Funds Trust
Statements of Assets and Liabilities
March 31, 2002

                                                        Mid Cap       Optimum
                                           Equity        Value        Growth
                                            Fund          Fund         Fund
                                        ------------  ------------  -----------
  ASSETS:
   Investments, at cost -- see
    accompanying Schedule of
    Investments.......................  $102,745,420  $ 88,657,773  $41,980,104
                                        ============  ============  ===========
   Investments, in securities, at
    value
    (excluding Repurchase Agreements)
    (Note 1a).........................  $ 93,721,685  $ 93,659,665  $44,310,209
   Repurchase agreements, at value
    (Note 1f).........................     4,567,000    10,466,000    3,774,000
   Cash...............................        11,338        54,748        9,845
   Dividends receivable...............        83,481        44,825       36,631
   Interest receivable................           802         1,837          662
   Receivable for investment
    securities sold...................     2,157,931            --      288,456
   Receivable for fund shares sold....         8,195       412,466       15,066
   Foreign withholding tax receivable.         4,519           572           --
   Other assets.......................           429         1,298        1,132
                                        ------------  ------------  -----------
   Total Assets.......................   100,555,380   104,641,411   48,436,001
  LIABILITIES:
   Payable for fund shares redeemed...       109,524         1,222      128,483
   Investment advisory fees payable
    (Note 2a).........................            --       184,375       58,824
   Administration fees payable (Note
    2b)...............................        13,294        16,865       30,583
   Administrative servicing fees
    payable (Note 2d).................            78            --           --
   Trustees' fees and expenses payable
    (Note 2g).........................            70            77           35
   Accrued expenses and other
    liabilities.......................         6,224        61,283      192,164
                                        ------------  ------------  -----------
   Total Liabilities..................       129,190       263,822      410,089
                                        ------------  ------------  -----------
  Net Assets..........................  $100,426,190  $104,377,589  $48,025,912
                                        ============  ============  ===========
  Net Assets consist of:
   Par value..........................  $        131  $         78  $        40
   Paid in capital in excess of par
    value.............................   106,384,572    88,943,943   46,643,092
   Undistributed net investment
    income............................       121,238        29,277           --
   Accumulated net realized loss on
    investments.......................    (1,623,016)      (63,601)  (4,721,325)
   Unrealized appreciation
    (depreciation) of investments and
    foreign currency translations.....    (4,456,735)   15,467,892    6,104,105
                                        ------------  ------------  -----------
  Net Assets..........................  $100,426,190  $104,377,589  $48,025,912
                                        ============  ============  ===========
  Net Assets:
   Institutional Shares...............  $100,426,190  $ 53,900,109  $39,276,617
   Shares.............................            --    50,477,480    8,749,295
  Shares outstanding (Unlimited number
   of $0.00001 par value shares
   authorized for each Fund):
   Institutional Shares...............    13,081,321     4,058,579    3,286,103
   Shares.............................            --     3,796,923      743,846
  Net Asset Value Per Share (net
   assets / shares outstanding):
   Institutional Shares...............  $       7.68  $      13.28  $     11.95
                                        ============  ============  ===========
   Shares.............................  $         --  $      13.29  $     11.76
                                        ============  ============  ===========

                       See Notes to Financial Statements

Excelsior Funds Trust
Statements of Assets and Liabilities -- (continued)
March 31, 2002

                                          Total Return  International     High
                                              Bond         Equity        Yield
                            Income Fund       Fund          Fund          Fund
                            ------------  ------------  ------------- ------------
  ASSETS:
   Investments, at cost--
    see accompanying
    Schedule of
    Investments...........  $110,300,792  $282,280,059   $58,825,542  $233,672,555
                            ============  ============   ===========  ============
   Investments, in
    securities, at value
    (excluding repurchase
    agreements) (Note 1a).  $109,662,020  $281,538,284   $51,225,403  $218,007,895
   Repurchase agreements,
    at value (Note 1e)....            --            --     1,192,000            --
   Foreign currency at
    value (Cost $2,195)...            --            --         2,196            --
   Cash...................     1,557,307            --            --     3,579,379
   Dividends receivable...            --            --       125,730            --
   Interest receivable....       729,151     3,134,485           209     7,438,030
   Receivable for
    investment securities
    sold..................            --    22,612,865       198,378     3,918,415
   Receivable for fund
    shares sold...........            --        94,198         1,966       174,124
   Unrealized gains on
    foreign currency
    contracts
    (Note 1b).............            --            --       247,372            --
   Foreign withholding tax
    receivable............            --            --        83,018            --
   Other assets...........            --           993            --            --
                            ------------  ------------   -----------  ------------
   Total Assets...........   111,948,478   307,380,825    53,076,272   233,117,843
  LIABILITIES:
   Payable for investments
    purchased.............            --    18,685,412       319,732     7,259,450
   Payable for fund shares
    redeemed..............            --        85,751       243,723       525,768
   Dividends payable......       507,018     1,357,946            --     3,679,257
   Investment advisory
    fees payable (Note
    2a)...................       102,398       175,460        36,774       168,347
   Administration fees
    payable (Note 2b).....        13,714        43,339        37,767        10,748
   Administrative
    servicing fees payable
    (Note 2d).............            26           702            58            --
   Trustees' fees and
    expenses payable (Note
    2g)...................            75            44            28           223
   Due to custodian bank..            --     1,437,921           979            --
   Accrued expenses and
    other liabilities.....        16,353        43,404        31,811       342,835
                            ------------  ------------   -----------  ------------
   Total Liabilities......       639,584    21,829,979       670,872    11,986,628
                            ------------  ------------   -----------  ------------
  Net Assets..............  $111,308,894  $285,550,846   $52,405,400  $221,131,215
                            ============  ============   ===========  ============
  Net Assets consist of:
   Par value..............  $        161  $        388   $        89  $        357
   Paid in capital in
    excess of par value...   111,495,346   284,629,837    71,635,651   243,243,961
   Undistributed
    (distributions in
    excess of) net
    investment income.....        33,726       131,958       (12,958)      254,024
   Accumulated net
    realized gain (loss)
    on investments........       418,433     1,530,438   (13,054,483)   (6,702,467)
   Unrealized depreciation
    of investments and
    foreign currency
    translations..........      (638,772)     (741,775)   (6,162,899)  (15,664,660)
                            ------------  ------------   -----------  ------------
  Net Assets..............  $111,308,894  $285,550,846   $52,405,400  $221,131,215
                            ============  ============   ===========  ============
  Net Assets:
   Institutional Shares...  $111,308,894  $285,550,846   $52,405,400  $ 48,241,454
   Shares.................            --            --            --   172,889,761
  Shares outstanding
   (Unlimited number of
   $0.00001 par value
   shares authorized for
   each Fund):
   Institutional Shares...    16,071,166    38,763,894     8,960,663     7,775,573
   Shares.................            --            --            --    27,890,476
  Net Asset Value Per
   Share (net
   assets/shares
   outstanding):
   Institutional Shares...  $       6.93  $       7.37   $      5.85  $       6.20
                            ============  ============   ===========  ============
   Shares.................  $         --  $         --   $        --  $       6.20
                            ============  ============   ===========  ============

                       See Notes to Financial Statements

Excelsior Funds Trust
Statements of Operations
Year Ended March 31, 2002

                                              Mid Cap                             Total Return  International    High
                                               Value       Optimum      Income        Bond         Equity        Yield
                               Equity Fund     Fund      Growth Fund     Fund         Fund          Fund         Fund
                               -----------  -----------  -----------  ----------  ------------  ------------- -----------
  Investment Income:
   Dividend income...........  $ 1,252,571  $   629,514  $   293,251  $       --  $        --    $   975,949  $    20,695
   Interest income...........       54,329       99,019       47,850   6,562,965   18,864,166         77,128   26,306,372
   Less: Foreign taxes
    withheld.................       (4,663)      (2,371)      (2,279)         --           --        (64,596)          --
                               -----------  -----------  -----------  ----------  -----------    -----------  -----------
   Total Income..............    1,302,237      726,162      338,822   6,562,965   18,864,166        988,481   26,327,067
  Expenses:
   Investment advisory fees
    (Note 2a)................      743,345      419,339      328,346     706,030    1,972,209        602,733    1,133,418
   Administration fees (Note
    2b)......................      173,829       98,061       77,001     165,119      461,195        120,547      208,973
   Custodian fees............       43,051       10,255       12,846      19,961       60,486         62,055       35,461
   Registration and filing
    fees.....................       14,607       18,029       21,499      15,020       20,801         13,635       35,576
   Legal and audit fees......       13,616        8,550        3,726      12,486       27,152          7,062       18,146
   Prospectus and shareholder
    reports..................       10,590        9,993        5,874      10,053       29,649          6,265       23,669
   Shareholder servicing
    agent fees...............        9,132       17,171       39,605       8,156       19,173          7,770       11,341
   Trustee's fees and
    expenses (Note 2g).......        7,741        4,173        3,872       6,529       18,728          4,621        5,632
   Insurance expense.........        2,154          530        1,059         896        1,785          1,238           --
   Administrative servicing
    fees (Note 2d)...........          190       12,246       34,438         497        8,094            321       86,761
   Administrative servicing
    fees--Shares (Note 2d)...           --       36,575       15,207          --           --             --      242,608
   Distribution fees--Shares
    (Note 2e)................           --        3,844       10,266          --           --             --       37,948
   Miscellaneous.............        2,135        1,970          366       3,112       10,708          3,121        3,355
                               -----------  -----------  -----------  ----------  -----------    -----------  -----------
   Total Expenses............    1,020,390      640,736      554,105     947,859    2,629,980        829,368    1,842,888
   Fees waived and reimbursed
    by:
   Investment adviser (Note
    2).......................     (178,129)     (63,959)    (115,808)   (369,291)  (1,015,492)      (268,394)    (411,578)
   Administrators (Note 2)...      (35,783)     (22,250)     (15,868)    (35,524)     (98,638)       (18,489)     (50,331)
                               -----------  -----------  -----------  ----------  -----------    -----------  -----------
   Net Expenses..............      806,478      554,527      422,429     543,044    1,515,850        542,485    1,380,979
                               -----------  -----------  -----------  ----------  -----------    -----------  -----------
  Net Investment Income
   (Loss)....................      495,759      171,635      (83,607)  6,019,921   17,348,316        445,996   24,946,088
                               -----------  -----------  -----------  ----------  -----------    -----------  -----------
  Realized and Unrealized
   Gain (Loss) (Note 1):
   Net realized gain (loss)
    on security transactions.    1,542,903      (54,685)  (2,208,480)  1,600,884    7,581,537    (12,985,044)  (6,702,466)
   Net realized loss on
    foreign currency
    transactions.............           --           --           --          --           --         (7,644)      (8,964)
   Change in unrealized
    appreciation/depreciation
    of investments and
    foreign currency
    translations during the
    year.....................   (7,161,225)  10,367,219   (1,101,689) (2,356,795) (10,318,137)     4,147,088  (14,908,765)
                               -----------  -----------  -----------  ----------  -----------    -----------  -----------
  Net Realized and Unrealized
   Gain (Loss)...............   (5,618,322)  10,312,534   (3,310,169)   (755,911)  (2,736,600)    (8,845,600) (21,620,195)
                               -----------  -----------  -----------  ----------  -----------    -----------  -----------
  Net Increase (Decrease) in
   Net Assets Resulting from
   Operations................  $(5,122,563) $10,484,169  $(3,393,776) $5,264,010  $14,611,716    $(8,399,604) $ 3,325,893
                               ===========  ===========  ===========  ==========  ===========    ===========  ===========

                       See Notes to Financial Statements

Excelsior Funds Trust
Statements of Changes in Net Assets

                                      Equity Fund             Mid Cap Value Fund          Optimum Growth Fund
                               --------------------------  --------------------------  --------------------------
                                Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                March 31,     March 31,     March 31,     March 31,     March 31,     March 31,
                                   2002          2001          2002          2001          2002          2001
                               ------------  ------------  ------------  ------------  ------------  ------------
  Operations:
   Net investment income
    (loss)...................  $    495,759  $    276,350  $    171,635  $  1,016,313  $    (83,607) $   (305,451)
   Net realized gain (loss)
    on investments...........     1,542,903    27,086,810       (54,685)   18,900,997    (2,208,480)    5,758,275
   Change in unrealized
    appreciation/depreciation
    of investments during the
    year.....................    (7,161,225)  (81,535,607)   10,367,219   (21,861,799)   (1,101,689)  (54,320,294)
                               ------------  ------------  ------------  ------------  ------------  ------------
    Net increase (decrease)
     in net assets resulting
     from operations.........    (5,122,563)  (54,172,447)   10,484,169    (1,944,489)   (3,393,776)  (48,867,470)
  Distributions to
   shareholders:
   From net investment income
   Institutional Shares......      (436,443)     (213,824)     (143,203)     (990,315)           --            --
   Shares....................            --            --       (18,703)       (6,855)           --           (37)
   From net realized gains
   Institutional Shares......    (8,455,737)  (44,444,856)   (1,476,213)  (17,700,442)           --   (13,038,399)
   Shares....................            --            --      (530,339)     (314,502)           --    (3,877,457)
   In excess of net realized
    gains
   Institutional Shares......            --            --            --            --            --    (1,931,245)
   Shares....................            --            --            --            --            --      (574,067)
                               ------------  ------------  ------------  ------------  ------------  ------------
    Total distributions to
     shareholders............    (8,892,180)  (44,658,680)   (2,168,458)  (19,012,114)           --   (19,421,205)
                               ------------  ------------  ------------  ------------  ------------  ------------
  Transactions in Shares of
   Beneficial Interest:
   Net proceeds from shares
    sold
   Institutional shares......    23,237,606    57,762,513    18,149,721    15,972,741    12,986,035    23,296,172
   Shares....................            --            --    47,777,579     2,355,993     2,487,961    10,281,236
   Reinvestment of dividends
   Institutional shares......        92,803         2,778         8,216         4,939            --     3,660,214
   Shares....................            --            --       122,470       311,343            --     2,698,375
   Cost of shares redeemed
   Institutional shares......   (31,462,553)  (47,962,135)  (10,565,761)   (8,404,642)  (12,843,179)  (17,986,329)
   Shares....................            --            --    (2,794,247)     (234,118)   (6,453,423)   (6,274,198)
                               ------------  ------------  ------------  ------------  ------------  ------------
    Net increase (decrease)
     in net assets from
     beneficial interest
     transactions............    (8,132,144)    9,803,156    52,697,978    10,006,256    (3,822,606)   15,675,470
                               ------------  ------------  ------------  ------------  ------------  ------------
    Total Increase
     (Decrease) in Net
     Assets..................   (22,146,887)  (89,027,971)   61,013,689   (10,950,347)   (7,216,382)  (52,613,205)
  Net Assets:
   Beginning of year.........   122,573,077   211,601,048    43,363,900    54,314,247    55,242,294   107,855,499
                               ------------  ------------  ------------  ------------  ------------  ------------
   End of year(a)............  $100,426,190  $122,573,077  $104,377,589  $ 43,363,900  $ 48,025,912  $ 55,242,294
                               ============  ============  ============  ============  ============  ============
  Capital Share Transactions:
   Shares sold
   Institutional Shares......     2,783,811     4,934,587     1,471,408     1,355,482       996,521     1,110,345
   Shares....................            --            --     3,807,364       168,305       198,283       457,035
   Shares issued for dividend
    reinvestment
   Institutional Shares......        11,673           255           669           439            --       192,846
   Shares....................            --            --         9,948        27,923            --       144,067
   Shares redeemed
   Institutional Shares......    (3,734,957)   (3,020,168)     (838,282)     (463,082)     (912,437)     (887,158)
   Shares....................            --            --      (218,195)      (14,188)     (478,527)     (295,619)
                               ------------  ------------  ------------  ------------  ------------  ------------
  Net Increase (Decrease) in
   Shares Outstanding........      (939,473)    1,914,674     4,232,912     1,074,879      (196,160)      721,516
                               ============  ============  ============  ============  ============  ============
 --------
  (a)  Including
       undistributed net
       investment income.....  $    121,238  $     62,526  $     29,277  $     19,749            --            --

                       See Notes to Financial Statements

Excelsior Funds Trust
Statements of Changes in Net Assets -- (continued)

                            Income Fund
                     --------------------------
                      Year Ended    Year Ended
                      March 31,     March 31,
                         2002          2001
                     ------------  ------------
 Operations:
 Net investment
  income...........  $  6,019,921  $  6,595,879
 Net realized gain
  (loss) on
  investments......     1,600,884     2,228,894
 Net realized gain
  (loss) on
  foreign currency
  transactions.....            --            --
 Change in
  unrealized
  appreciation/
  depreciation of
  investments
  during the year..    (2,356,795)    3,087,294
                     ------------  ------------
   Net increase
    (decrease) in
    net assets
    resulting from
    operations.....     5,264,010    11,912,067
 Distributions to shareholders:
 From net
  investment
  income
  Institutional
  Shares...........    (6,039,057)   (6,556,337)
  Shares...........            --            --
 In excess of net
  investment
  income
  Institutional
  Shares...........            --       (24,906)
 From net realized
  gains
  Institutional
  Shares...........      (721,083)           --
  Shares...........            --            --
                     ------------  ------------
   Total
    distributions
    to
    shareholders...    (6,760,140)   (6,581,243)
                     ------------  ------------
 Transactions in Shares of Beneficial
  Interest:
 Net proceeds from
  shares sold
  Institutional
  Shares...........    10,713,943     5,357,999
  Shares...........            --            --
 Reinvestment of
  dividends
  Institutional
  Shares...........       148,355        10,217
  Shares...........            --            --
 Cost of shares
  redeemed
  Institutional
  Shares...........    (5,249,861)   (2,715,589)
  Shares...........            --            --
                     ------------  ------------
   Net increase
    (decrease) in
    net assets from
    beneficial
    interest
    transactions...     5,612,437     2,652,627
                     ------------  ------------
    Total Increase
     (Decrease) in
     net assets....     4,116,307     7,983,451
 Net assets:
 Beginning of
  period...........   107,192,587    99,209,136
                     ------------  ------------
 End of period(a)..  $111,308,894  $107,192,587
                     ============  ============
 Capital Share Transactions:
 Shares sold
  Institutional
   Shares..........     1,509,508       778,175
  Shares...........            --            --
 Shares issued for
  dividend
  reinvestment
  Institutional
   Shares..........        21,043         1,458
  Shares...........            --            --
 Shares redeemed
  Institutional
   Shares..........      (742,856)     (397,051)
  Shares...........            --            --
                     ------------  ------------
 Net Increase
  (Decrease) in
  Shares
  Outstanding......       787,695       382,582
                     ============  ============
                      Total Return Bond Fund     International Equity Fund       High Yield Fund*
                     --------------------------- --------------------------- ---------------------------
                      Year Ended    Year Ended    Year Ended    Year Ended    Year Ended   Period Ended
                      March 31,     March 31,     March 31,     March 31,     March 31,     March 31,
                         2002          2001          2002          2001          2002          2001
                     ------------- ------------- ------------- ------------- ------------- -------------
 Operations:
 Net investment
  income...........  $ 17,348,316  $ 17,571,999  $    445,996  $    186,917  $ 24,946,088  $ 1,366,910
 Net realized gain
  (loss) on
  investments......     7,581,537     2,102,535   (12,985,044)   13,948,156    (6,702,466)   1,019,018
 Net realized gain
  (loss) on
  foreign currency
  transactions.....            --            --        (7,644)        1,623        (8,964)          --
 Change in
  unrealized
  appreciation/
  depreciation of
  investments
  during the year..   (10,318,137)   15,462,908     4,147,088   (55,729,500)  (14,908,765)    (755,895)
                     ------------- ------------- ------------- ------------- ------------- -------------
   Net increase
    (decrease) in
    net assets
    resulting from
    operations.....    14,611,716    35,137,442    (8,399,604)  (41,592,804)    3,325,893    1,630,033
 Distributions to shareholders:
 From net
  investment
  income
  Institutional
  Shares...........   (17,290,280)  (17,559,725)     (617,532)     (154,716)   (5,187,487)    (404,126)
  Shares...........            --            --            --            --   (19,494,900)    (962,784)
 In excess of net
  investment
  income
  Institutional
  Shares...........            --            --            --            --            --           --
 From net realized
  gains
  Institutional
  Shares...........      (244,970)           --    (1,981,960)  (21,263,788)     (218,717)          --
  Shares...........            --            --            --            --      (801,015)          --
                     ------------- ------------- ------------- ------------- ------------- -------------
   Total
    distributions
    to
    shareholders...   (17,535,250)  (17,559,725)   (2,599,492)  (21,418,504)  (25,702,119)  (1,366,910)
                     ------------- ------------- ------------- ------------- ------------- -------------
 Transactions in Shares of Beneficial
  Interest:
 Net proceeds from
  shares sold
  Institutional
  Shares...........    54,426,741    67,731,369     6,499,067    33,482,613    38,367,544   18,250,149
  Shares...........            --            --            --            --   154,691,471   59,856,423
 Reinvestment of
  dividends
  Institutional
  Shares...........       700,096       539,326        27,890        12,274       240,458        2,136
  Shares...........            --            --            --            --     1,355,149       84,198
 Cost of shares
  redeemed
  Institutional
  Shares...........   (71,534,900)  (45,636,783)  (17,362,142)  (20,303,856)   (3,806,162)    (561,080)
  Shares...........            --            --            --            --   (22,873,383)  (2,362,585)
                     ------------- ------------- ------------- ------------- ------------- -------------
   Net increase
    (decrease) in
    net assets from
    beneficial
    interest
    transactions...   (16,408,063)   22,633,912   (10,835,185)   13,191,031   167,975,077   75,269,241
                     ------------- ------------- ------------- ------------- ------------- -------------
    Total Increase
     (Decrease) in
     net assets....   (19,331,597)   40,211,629   (21,834,281)  (49,820,277)  145,598,851   75,532,364
 Net assets:
 Beginning of
  period...........   304,882,443   264,670,814    74,239,681   124,059,958    75,532,364           --
                     ------------- ------------- ------------- ------------- ------------- -------------
 End of period(a)..  $285,550,846  $304,882,443  $ 52,405,400  $ 74,239,681  $221,131,215  $75,532,364
                     ============= ============= ============= ============= ============= =============
 Capital Share Transactions:
 Shares sold
  Institutional
   Shares..........     7,293,083     9,423,873     1,118,370     3,507,500     5,863,484    2,535,567
  Shares...........            --            --            --            --    23,197,321    8,249,273
 Shares issued for
  dividend
  reinvestment
  Institutional
   Shares..........        93,297        75,115         4,360         1,253        37,786          294
  Shares...........            --            --            --            --       207,308       11,494
 Shares redeemed
  Institutional
   Shares..........    (9,493,643)   (6,406,940)   (2,879,862)   (1,790,710)     (585,500)     (76,058)
  Shares...........            --            --            --            --    (3,455,850)    (319,070)
                     ------------- ------------- ------------- ------------- ------------- -------------
 Net Increase
  (Decrease) in
  Shares
  Outstanding......    (2,107,263)    3,092,048    (1,757,132)    1,718,043    25,264,549   10,401,500
                     ============= ============= ============= ============= ============= =============
 -------
 (a) Including
     undistributed
     (distributions
     in excess of)
     net investment
     income........  $     33,726  $    (24,813)
 (a) Including
     undistributed
     (distributions
     in excess of)
     net investment
     income........  $    131,958  $     59,992  $    (12,958) $    166,222  $    254,024           --

 * High Yield Commenced operations on October 31, 2000.
                       See Notes to Financial Statements

Excelsior Funds Trust
Financial Highlights

 Selected data for a share outstanding throughout each period are as follows:

                                                 Equity Fund
                            --------------------------------------------------------
                            Year Ended  Year Ended  Year Ended Year Ended Year Ended
                            March 31,   March 31,   March 31,  March 31,  March 31,
                               2002        2001        2000       1999       1998
                            ----------  ----------  ---------- ---------- ----------
  Net Asset Value,
   Beginning of Year......   $   8.74    $  17.48    $  14.96   $  12.69   $   9.65
                             --------    --------    --------   --------   --------
  Investment Operations:
   Net investment income..       0.04        0.02        0.02       0.04       0.05
   Net realized and
    unrealized gain (loss)
    on investments........      (0.41)      (4.30)       3.73       2.47       4.67
                             --------    --------    --------   --------   --------
   Total From Investment
    Operations............      (0.37)      (4.28)       3.75       2.51       4.72
                             --------    --------    --------   --------   --------
  Distributions:
   From net investment
    income................      (0.03)      (0.02)      (0.03)     (0.04)     (0.06)
   From net realized
    gains.................      (0.66)      (4.44)      (1.20)     (0.20)     (1.62)
                             --------    --------    --------   --------   --------
   Total Distributions....      (0.69)      (4.46)      (1.23)     (0.24)     (1.68)
                             --------    --------    --------   --------   --------
  Net Asset Value, End of
   Year...................   $   7.68    $   8.74    $  17.48   $  14.96   $  12.69
                             ========    ========    ========   ========   ========
  Total Return............      (4.51)%    (29.47)%     25.75%     20.13%     51.58%
                             ========    ========    ========   ========   ========
  Ratios and Supplement
   Data:
  Ratios to Average Net
   Assets
   Net Expenses...........       0.70%       0.70%       0.70%      0.70%      0.70%
   Gross Expenses(1)......       0.89%       0.88%       0.90%      0.90%      0.90%
   Net Investment Income..       0.43%       0.16%       0.13%      0.28%      0.46%
  Portfolio Turnover......         29%         30%         27%        37%        26%
  Net Assets at end of
   Period (000's
   omitted)...............   $100,426    $122,573    $211,601   $180,110   $138,328

 --------
 (1) Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrators.
                       See Notes to Financial Statements

Excelsior Funds Trust
Financial Highlights

 Selected data for a share outstanding throughout each period are as follows:

                                   Mid Cap Value Fund--Institutional Shares
                            ---------------------------------------------------------
                            Year Ended   Year Ended  Year Ended Year Ended Year Ended
                            March 31,    March 31,   March 31,  March 31,  March 31,
                               2002         2001        2000       1999       1998
                            ----------   ----------  ---------- ---------- ----------
  Net Asset Value,
   Beginning of Year......   $ 11.97      $ 21.32     $ 15.33    $ 16.12    $ 11.33
                             -------      -------     -------    -------    -------
  Investment Operations:
   Net investment income..      0.04(2)      0.40        0.06       0.13       0.11
   Net realized and
    unrealized gain (loss)
    on investments........      1.67(2)     (1.27)       6.34       0.52       5.59
                             -------      -------     -------    -------    -------
   Total From Investment
    Operations............      1.71        (0.87)       6.40       0.65       5.70
                             -------      -------     -------    -------    -------
  Distributions:
   From net investment
    income................     (0.04)       (0.40)      (0.09)     (0.12)     (0.11)
   From net realized
    gains.................     (0.36)       (8.08)      (0.32)     (1.32)     (0.80)
                             -------      -------     -------    -------    -------
   Total Distributions....     (0.40)       (8.48)      (0.41)     (1.44)     (0.91)
                             -------      -------     -------    -------    -------
  Net Asset Value, End of
   Year...................   $ 13.28      $ 11.97     $ 21.32    $ 15.33    $ 16.12
                             =======      =======     =======    =======    =======
  Total Return............     14.53%       (1.99)%     41.92%      4.80%     51.67%
                             =======      =======     =======    =======    =======
  Ratios and Supplement
   Data:
  Ratios to Average Net
   Assets
   Net Expenses...........      0.80%        0.80%       0.80%      0.70%      0.70%
   Gross Expenses(1)......      0.95%        0.96%       0.95%      0.97%      1.00%
   Net Investment Income..      0.33%        2.27%       0.31%      0.87%      0.81%
  Portfolio Turnover......        24%          95%         45%        55%        51%
  Net Assets at end of
   Period (000's omitted).   $53,900      $40,993     $53,978    $39,307    $34,766

 --------
 (1) Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrators.
 (2) For comparative purposes per share amounts are based on average shares outstanding.
                       See Notes to Financial Statements

Excelsior Funds Trust
Financial Highlights

 Selected data for a share outstanding throughout each period are as follows:

                                   Optimum Growth Fund--Institutional Shares
                             -----------------------------------------------------------
                             Year Ended    Year Ended  Year Ended  Year Ended Year Ended
                             March 31,     March 31,   March 31,   March 31,  March 31,
                                2002          2001        2000        1999       1998
                             ----------    ----------  ----------  ---------- ----------
  Net Asset Value,
   Beginning of Year......    $ 13.11       $ 30.83     $ 27.55     $ 16.33    $ 10.19
                              -------       -------     -------     -------    -------
  Investment Operations:
  Net investment income
   (loss).................      (0.01)(2)     (0.06)      (0.05)         --       0.03
  Net realized and
   unrealized gain (loss)
   on investments.........      (1.15)(2)    (12.21)       7.21       11.22       6.15
                              -------       -------     -------     -------    -------
   Total From Investment
    Operations............      (1.16)       (12.27)       7.16       11.22       6.18
                              -------       -------     -------     -------    -------
  Distributions:
  From net investment
   income.................         --            --          --          --      (0.04)
  From net realized gains.         --         (4.57)      (3.88)         --         --
  In excess of net
   realized gains.........         --         (0.88)         --          --         --
                              -------       -------     -------     -------    -------
   Total Distributions....         --         (5.45)      (3.88)         --      (0.04)
                              -------       -------     -------     -------    -------
  Net Asset Value, End of
   Year...................    $ 11.95       $ 13.11     $ 30.83     $ 27.55    $ 16.33
                              =======       =======     =======     =======    =======
  Total Return............      (8.85)%      (45.26)%     27.66%      68.74%     60.85%
                              =======       =======     =======     =======    =======
  Ratios and Supplement
   Data:
  Ratios to Average Net
   Assets
  Net Expenses............       0.78 %        0.80 %      0.80 %      0.71%      0.70%
  Gross Expenses(1).......       1.05 %        0.95 %      0.93 %      0.93%      0.97%
  Net Investment Income
   (Loss).................      (0.11)%       (0.28)%     (0.18)%      0.00%      0.23%
  Portfolio Turnover......         43 %          46 %        44 %        22%        19%
  Net Assets at end of
   Period (000's omitted).    $39,277       $41,994     $85,889     $88,045    $51,441

 --------
 (1) Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrators.
 (2) For comparative purposes per share amounts are based on average shares outstanding.

                       See Notes to Financial Statements

Excelsior Funds Trust
Financial Highlights

 Selected data for a share outstanding throughout each period are as follows:

                                                  Income Fund
                             --------------------------------------------------------
                             Year Ended Year Ended   Year Ended Year Ended Year Ended
                             March 31,  March 31,    March 31,  March 31,  March 31,
                                2002       2001         2000       1999       1998
                             ---------- ----------   ---------- ---------- ----------
  Net Asset Value,
   Beginning of Year......    $   7.01   $   6.66     $  7.00    $  7.23    $  6.90
                              --------   --------     -------    -------    -------
  Investment Operations:
  Net investment income...        0.40       0.43        0.41       0.40       0.44
  Net realized and
   unrealized gain (loss)
   on investments.........       (0.04)      0.35       (0.33)      0.03       0.35
                              --------   --------     -------    -------    -------
   Total From Investment
    Operations............        0.36       0.78        0.08       0.43       0.79
                              --------   --------     -------    -------    -------
  Distributions:
  From net investment
   income.................       (0.40)     (0.43)      (0.41)     (0.41)     (0.44)
  In excess of net
   investment income......          --         --(1)       --         --         --
  From net realized gains.       (0.04)        --          --      (0.25)     (0.02)
  In excess of net
   realized gains.........          --         --       (0.01)        --         --
                              --------   --------     -------    -------    -------
   Total Distributions....       (0.44)     (0.43)      (0.42)     (0.66)     (0.46)
                              --------   --------     -------    -------    -------
  Net Asset Value, End of
   Year...................    $   6.93   $   7.01     $  6.66    $  7.00    $  7.23
                              ========   ========     =======    =======    =======
  Total Return............        5.18%     12.18%       1.16%      5.94%     11.78%
                              ========   ========     =======    =======    =======
  Ratios and Supplement
   Data:
  Ratios to Average Net
   Assets
  Net Expenses............        0.50%      0.50%       0.50%      0.50%      0.50%
  Gross Expenses(2).......        0.87%      0.87%       0.90%      0.91%      0.91%
  Net Investment Income...        5.54%      6.49%       6.08%      5.57%      6.14%
  Portfolio Turnover......          88%       119%        125%       196%       190%
  Net Assets at end of
   Period (000's omitted).    $111,309   $107,193     $99,209    $67,240    $61,374

 --------
 (1) Amount represents less than $0.01 per share.
 (2) Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrators.

                       See Notes to Financial Statements

Excelsior Funds Trust
Financial Highlights

 Selected data for a share outstanding throughout each period are as follows:

                                             Total Return Bond Fund
                             --------------------------------------------------------
                             Year Ended   Year Ended Year Ended Year Ended Year Ended
                             March 31,    March 31,  March 31,  March 31,  March 31,
                                2002         2001       2000       1999       1998
                             ----------   ---------- ---------- ---------- ----------
  Net Asset Value,
   Beginning of Year......    $   7.46     $   7.01   $   7.32   $   7.51   $   7.16
                              --------     --------   --------   --------   --------
  Investment Operations:
  Net investment income...        0.43         0.44       0.41       0.42       0.44
  Net realized and
   unrealized gain (loss)
   on investments.........       (0.09)        0.45      (0.31)      0.03       0.41
                              --------     --------   --------   --------   --------
   Total From Investment
    Operations............        0.34         0.89       0.10       0.45       0.85
                              --------     --------   --------   --------   --------
  Distributions:
  From net investment
   income.................       (0.43)       (0.44)     (0.41)     (0.42)     (0.44)
  From net realized gains.          --(1)        --         --      (0.20)     (0.06)
  In excess of net
   realized gains.........          --           --         --      (0.02)        --
                              --------     --------   --------   --------   --------
   Total Distributions....       (0.43)       (0.44)     (0.41)     (0.64)     (0.50)
                              --------     --------   --------   --------   --------
  Net Asset Value, End of
   Year...................    $   7.37     $   7.46   $   7.01   $   7.32   $   7.51
                              ========     ========   ========   ========   ========
  Total Return............        4.65%       13.19%      1.47%      6.07%     12.21%
                              ========     ========   ========   ========   ========
  Ratios and Supplement
   Data:
  Ratios to Average Net
   Assets
  Net Expenses............        0.50%        0.50%      0.50%      0.50%      0.50%
  Gross Expenses(2).......        0.87%        0.87%      0.88%      0.89%      0.90%
  Net Investment Income...        5.70%        6.27%      5.85%      5.53%      5.95%
  Portfolio Turnover......         113%         110%       115%       234%       196%
  Net Assets at end of
   Period (000's omitted).    $285,551     $304,882   $264,671   $251,614   $167,711

 --------
 (1) Amount represents less than $0.01 per share.
 (2) Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrators.

                       See Notes to Financial Statements

Excelsior Funds Trust
Financial Highlights

 Selected data for a share outstanding throughout each period are as follows:

                                           International Equity Fund
                             ---------------------------------------------------------
                             Year Ended  Year Ended  Year Ended Year Ended  Year Ended
                             March 31,   March 31,   March 31,  March 31,   March 31,
                                2002        2001        2000       1999        1998
                             ----------  ----------  ---------- ----------  ----------
  Net Asset Value,
   Beginning of Year......    $  6.93     $ 13.78     $   8.45   $  9.67     $  9.03
                              -------     -------     --------   -------     -------
  Investment Operations:
  Net investment income...       0.04        0.02         0.01      0.16        0.09
  Net realized and
   unrealized gain (loss)
   on investments.........      (0.86)      (4.39)        5.39     (0.79)       0.79
                              -------     -------     --------   -------     -------
   Total From Investment
    Operations............      (0.82)      (4.37)        5.40     (0.63)       0.88
                              -------     -------     --------   -------     -------
  Distributions:
  From net investment
   income.................      (0.06)      (0.02)       (0.03)    (0.16)      (0.07)
  In excess of net
   investment income......         --          --           --        --       (0.02)
  From net realized gains.      (0.20)      (2.46)       (0.04)    (0.30)      (0.15)
  In excess of net
   realized gains.........         --          --           --     (0.13)         --
                              -------     -------     --------   -------     -------
   Total Distributions....      (0.26)      (2.48)       (0.07)    (0.59)      (0.24)
                              -------     -------     --------   -------     -------
  Net Asset Value, End of
   Year...................    $  5.85     $  6.93     $  13.78   $  8.45     $  9.67
                              =======     =======     ========   =======     =======
  Total Return............     (12.16)%    (36.32)%      64.29%    (6.60)%      9.90%
                              =======     =======     ========   =======     =======
  Ratios and Supplement
   Data:
  Ratios to Average Net
   Assets
  Net Expenses............       0.90%       0.90%        0.90%     0.90%       0.90%
  Gross Expenses(1).......       1.38%       1.41%        1.45%     1.53%       1.43%
  Net Investment Income...       0.75%       0.20%        0.11%     1.18%       1.05%
  Portfolio Turnover......         52%         52%          43%      107%         52%
  Net Assets at end of
   Period (000's omitted).    $52,405     $74,240     $124,060   $78,802     $40,436

 --------
 (1) Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrators.

                       See Notes to Financial Statements

Excelsior Funds Trust
Financial Highlights

 Selected data for a share outstanding throughout each period are as follows:

                                                         High Yield Fund--
                                                        Institutional Shares
                                                       ----------------------
                                                                  October 31,
                                                       Year Ended  2000* to
                                                       March 31,   March 31,
                                                          2002       2001
                                                       ---------- -----------
  Net Asset Value, Beginning of Period...............   $  7.26     $  7.00
                                                        -------     -------
  Investment Operations:
  Net investment income..............................      1.09        0.28
  Net realized and unrealized gain (loss) on
   investments.......................................     (1.01)       0.26
                                                        -------     -------
   Total From Investment Operations..................      0.08        0.54
                                                        -------     -------
  Distributions:
  From net investment income.........................     (1.10)      (0.28)
  From net realized gains............................     (0.04)         --
                                                        -------     -------
   Total Distributions...............................     (1.14)      (0.28)
                                                        -------     -------
  Net Asset Value, End of Period.....................   $  6.20     $  7.26
                                                        =======     =======
  Total Return.......................................      1.53%       7.88%(1)
                                                        =======     =======
  Ratios and Supplement Data:
  Ratios to Average Net Assets
  Net Expenses.......................................      0.78%       0.80%(2)
  Gross Expenses (3).................................      1.10%       1.22%(2)
  Net Investment Income..............................     17.81%       9.63%(2)
  Portfolio Turnover.................................       311%        169%(2)
  Net Assets at end of Period (000's omitted)........   $48,241     $17,862

 --------
 * Commencement of operations.
 (1) Not annualized.
 (2) Annualized.
 (3) Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrators.
                       See Notes to Financial Statements

                             Excelsior Funds Trust

                         Notes to Financial Statements

1. Significant Accounting Policies:

  Excelsior Funds Trust (the "Trust"), formerly Excelsior Institutional Trust, is a business trust organized under the laws of the State of Delaware on May 11, 1994. The Trust is registered under the Investment Company Act of 1940 ("Act") and the Securities Act of 1933 as an open-end diversified management investment company. The Trust currently offers shares in the following seven funds (each a "Fund", collectively, the "Funds"), each having its own investment objectives and policies: Excelsior Equity Fund ("Equity Fund"), Excelsior Mid Cap Value Fund ("Mid Cap Value Fund") formerly Excelsior Value Equity Fund, Excelsior Optimum Growth Fund ("Optimum Growth Fund"), Excelsior Income Fund ("Income Fund"), Excelsior Total Return Bond Fund ("Total Return Bond Fund"), Excelsior International Equity Fund ("International Equity Fund") and Excelsior High Yield Fund ("High Yield Fund"). With regard to Mid Cap Value Fund, Optimum Growth Fund, International Equity Fund and High Yield Fund, the Trust offers two classes of shares: Institutional Shares and Shares. As of March 31, 2002, the International Equity Fund had not issued Shares. The Financial Highlights of the Shares are presented in separate annual reports.

  The following is a summary of the significant accounting policies of the Funds. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies and are consistently followed by the Funds in the preparation of their financial statements. Accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from these estimates. In November 2000, the American Institute of Certified Public Accountants (the "AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Funds adopted the provisions of the Guide as required on April 1, 2001. The adoption of the Guide did not have a significant effect on the Funds' financial statements.

  a) Valuation of Investments -- Investments in securities that are traded on a recognized domestic stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices (as calculated by an independent pricing service (the "Service") based upon its evaluation of the market for such securities) when, in the judgment of the Service, quoted bid and asked prices for securities are readily available and are representative of the market. Bid price is used when no asked price is available. Investments in securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value is so established is likely to have changed such value, then a fair value of those securities will be determined by consideration of other factors under the direction of the Funds' Trustees. A security which is traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market on which the security is traded.

  All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Trustees. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange

                             Excelsior Funds Trust
rates prevailing upon the respective dates of such transactions. The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Funds report gains and losses on foreign currency related transactions as realized and unrealized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

  Securities for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by the Funds' Trustees. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

  b) Forward foreign currency exchange contracts -- The International Equity Fund's participation in forward foreign currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, on the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains and losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

  The International Equity Fund had the following forward foreign currency contracts outstanding at March 31, 2002:

                                                     In       Unrealized
                                  Contracts to    Exchange   Appreciation
Settlement Dates                 Deliver/Receive    For     (Depreciation)
----------------                 --------------- ---------- --------------
Foreign Currency Sales:
4/4/2002                      AD       269,249   $  143,564    $    (91)
4/4/2002                      CH        38,749       23,014         (28)
4/2/2002-10/15/2002           JY   333,273,311    2,795,333     247,704
                                                 ----------    --------
                                                 $2,961,911    $247,585
                                                 ==========    ========
Foreign Currency Purchases:
4/4/2002                      EC       255,605   $  223,399    $   (453)
4/1/2002-4/3/2002             JY    12,821,673       96,509         240
                                                 ----------    --------
                                                 $  319,908    $   (213)
                                                 ==========    ========

--------

Currency Legend:
AD Australian Dollar  EC Euro Currency
CH Swiss Franc        JY  Japanese Yen

  c) Concentration of risks -- The International Equity Fund invests primarily in securities of companies that are located in or conduct a substantial amount of their business in foreign countries,

                             Excelsior Funds Trust
including emerging market countries. Prices of securities in foreign markets generally, and emerging markets in particular, have historically been more volatile than prices in U.S. markets. Some countries in which the Portfolios may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

  The High Yield Bond Fund is subject to special risks associated with investments in high yield bonds, which involve greater risk of default or downgrade and are more volatile than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the property.

  d) Security transactions and investment income -- Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, including where applicable, amortization of discounts and premiums on investments, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend.

  e) Dividends to Shareholders -- Dividends equal to all or substantially all of each Fund's net investment income will be declared and paid as follows: for the Equity Fund, Mid Cap Value Fund and Optimum Growth Fund, dividends will be declared and paid at least quarterly; for the Income Fund, Total Return Bond Fund and High Yield Fund, dividends will be declared daily and paid monthly; and for the International Equity Fund, dividends will be declared and paid at least once a year. Distributions to shareholders of net realized capital gains, if any, are normally declared and paid annually, but the Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Trust not to distribute such gain.

  f) Repurchase agreements -- The Funds may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and the Funds' agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Funds' custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price.

  If the value of the underlying security falls below the value of the repurchase price, the Funds will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Fund to possible delay in the connection with the disposition of the underlying securities or loss to the extent that proceeds from the sale of the underlying securities were less than the repurchase price under the agreement.

                             Excelsior Funds Trust

  g) Expense Allocation -- Expenses incurred by the Trust with respect to any two or more Funds in the Trust are allocated in proportion to the average net assets of each Fund, except where allocations of direct expenses to each Fund can otherwise be fairly made. Expenses directly attributable to a Fund are charged to that Fund and expenses directly attributable to a particular class of shares in a Fund are charged to such class.

  h) Redemption Fees -- With regard to the International Equity Fund, a redemption fee of 2% of the value of the shares redeemed or exchanged will be imposed on shares redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the Fund. For the year ended March 31, 2002 the International Equity Fund incurred redemption fees totaling $9,143.

2. Investment Advisory Fee, Administration Fee, Distribution Expenses, Shareholder Servicing Agent and Related Party Transactions:

  a) United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company (collectively with U.S. Trust NY, "U.S. Trust") serve as the investment adviser to the Funds. For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets of each of Equity Fund, Mid Cap Value Fund, Optimum Growth Fund, Income Fund and Total Return Bond Fund; 1.00% of the average daily net assets of International Equity Fund and 0.80% of the average daily net assets of High Yield Fund.

  U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of the The Charles Schwab Corporation ("Schwab").

  b) U.S. Trust Company, SEI Investments Mutual Funds Services and Federated Services Company, ("FSC") a wholly-owned subsidiary of Federated Investors, Inc., (collectively, the "Administrators") provide administrative services to the Trust. For the services provided to the Funds, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the Funds (excluding International Equity Fund), Excelsior Funds, Inc. (excluding its international equity portfolios), and Excelsior Tax-Exempt Funds, Inc., all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by each Fund of the three investment companies are determined in proportion to the relative average daily net assets of the respective Funds for the period paid. The Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the average daily net assets of the International Equity Fund at an annual rate of 0.20%. Prior to June 4, 2001, U.S. Trust Company, J.P. Morgan Investor Services Co. and FSC served as the Trust's administrators pursuant to administration agreements substantially similar to those currently in effect for the Trust. Effective June 4, 2001, and until further notice to the Trust, U.S. Trust Company has voluntarily agreed to waive its portion of the administration fee in an

                             Excelsior Funds Trust
amount equal to an annual rate of 0.04% of the average daily net assets of each Fund. For the year ended March 31, 2002, administration fees charged by U.S. Trust Company, net of waivers, were as follows:

Equity Fund........................................................... $ 80,757
Mid Cap Value Fund.................................................... $ 47,128
Optimum Growth Fund................................................... $ 35,629
Income Fund........................................................... $ 77,991
Total Return Bond Fund................................................ $217,435
International Equity Fund............................................. $ 71,929
High Yield Fund....................................................... $104,286

  c) From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Funds for a portion of other expenses. For the year ended March 31, 2002, and until further notice, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses, to the extent necessary to keep total operating expenses from exceeding the following annual percentage of each Fund's average daily net assets:

Equity Fund............................................................... 0.70%
Mid Cap Value Fund--Institutional Shares.................................. 0.80%
Optimum Growth Fund--Institutional Shares................................. 0.80%
Income Fund............................................................... 0.50%
Total Return Bond Fund.................................................... 0.50%
International Equity Fund--Institutional Shares........................... 0.90%
High Yield Fund--Institutional Shares..................................... 0.80%
Mid Cap Value Fund--Shares................................................ 1.05%
Optimum Growth Fund--Shares............................................... 1.05%
High Yield Fund--Shares................................................... 1.05%

  For the year ended March 31, 2002, pursuant to the above, U.S. Trust waived investment advisory fees in the following amounts:

Equity Fund......................................................... $  178,129
Mid Cap Value Fund.................................................. $   51,713
Optimum Growth Fund................................................. $  112,099
Income Fund......................................................... $  369,291
Total Return Bond Fund.............................................. $1,015,492
International Equity Fund........................................... $  268,394
High Yield Fund..................................................... $  324,817

  d) The Trust, on behalf of the Funds, has entered into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide administrative support services to their customers owning shares of the Funds. As a consideration for

                             Excelsior Funds Trust
the administrative services provided by each service organization to its customers, each Fund will pay the service organization an administrative service fee at the annual rate of up to 0.40% of the average daily net asset value of its shares held by the service organizations' customers. Such services may include assisting in processing purchase, exchange or redemption requests; transmitting and receiving funds in connection with customers orders to purchase, exchange or redeem shares; and providing periodic statements.

  Administrative servicing fees paid to affiliates of U.S. Trust amounted to $102,716 for the year ended March 31, 2002. Prior to August 1, 2001, U.S. Trust voluntarily waived investment advisory fees and administration fees payable by each Portfolio in an amount equal to the administrative servicing fees expense paid to subsidiaries of U.S. Trust Corporation. Effective August 1, 2001, U.S. Trust has voluntarily agreed to waive investment advisory and administration fees payable by each single class Portfolio in an amount equal to the administrative servicing fees paid to subsidiaries of U.S. Trust Corporation. Also effective August 1, 2001, U.S. Trust reduced its voluntary waiver with regard to multi-class Portfolios so that it receives administrative servicing fees at the annual rate of 0.25% of the average daily net asset value of each multi-class Portfolio's Shares class for which it provides administrative servicing. For the year ended March 31, 2002, U.S. Trust waived investment advisory and administration fees in amounts equal to the ad;ministration servicing fees for the Portfolios as follows:

Mid Cap Value Fund...................................................... $12,246
Optimum Growth Fund..................................................... $ 3,709
High Yield Fund......................................................... $86,761

  e) Pursuant to a Distribution Agreement, Edgewood Services, Inc. (the "Distributor") serves as the Trust's distributor. Under the Funds' Distribution Plan, adopted pursuant to Rule 12b-1 under the Act, the Shares of the Mid Cap Value Fund, Optimum Growth Fund, International Equity Fund and High Yield Fund may compensate the Distributor monthly for its services which are intended to result in the sale of Shares, in an amount not to exceed the annual rate of 0.25% of the average daily net asset value of each Fund's outstanding Shares. Effective August 1, 2001, until further notice, the Trust has voluntarily agreed to stop charging fees under the Distribution Plan.

  f) Effective September 24, 2001, the Funds entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") under which BFDS provides shareholder servicing agency services to the Funds. Prior to September 24, 2001, J.P. Morgan Investor Services Co. acted as shareholder servicing agent to the Funds.

  g) Effective September 5, 2001, Independent Trustees receive an annual fee of $6,000, plus a meeting fee of $1,000 for each meeting attended. In addition, the Trust reimburses Independent Trustees for reasonable expenses incurred when acting in their capacity as Trustees. The Chairman of the Board receives an additional annual fee of $5,000. Each Independent Trustee serving on the Nominating Committee of the Trust receives an annual fee of $1,000 for services in connection with this committee. Prior to September 5, 2001, Independent Trustees received an annual fee of $4,000, plus a meeting fee of $250 for each meeting attended. In addition, the Trust reimbursed Independent Trustees for reasonable expenses incurred when acting in their capacity as Trustees. The Chairman of

                             Excelsior Funds Trust
the Board received an additional annual fee of $5,000. Each Independent Trustee serving on the Nominating Committee of the Trust also received an annual fee of $1,000 for services in connection with this committee.

3. Purchases and Sales of Investment Securities:

  a) Investment transactions (excluding short-term investments and U.S. Government and Agency Obligations) for the year ended March 31, 2002 were as follows:

                                                        Cost of    Proceeds From
                                                       Purchases       Sales
                                                      ------------ -------------
Equity Fund.......................................... $ 32,110,034 $ 55,081,142
Mid Cap Value Fund................................... $ 56,176,908 $ 14,432,492
Optimum Growth Fund.................................. $ 21,071,373 $ 26,823,944
Income Fund.......................................... $ 45,132,625 $ 51,335,478
Total Return Bond Fund............................... $148,855,845 $192,864,133
International Equity Fund............................ $ 30,265,528 $ 37,056,123
High Yield Fund...................................... $574,612,041 $407,606,575

  b) Investment transactions in U.S. Government and Agency Obligations
(excluding short-term investments) for the year ended March 31, 2002 were as follows:

                                                        Cost of    Proceeds From
                                                       Purchases       Sales
                                                      ------------ -------------
Income Fund.......................................... $ 47,443,207 $ 38,838,584
Total Return Bond Fund............................... $181,954,716 $148,103,427

4. Federal Taxes:

  It is the policy of each Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

  In order to avoid a Federal excise tax, each Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

  Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies, deferral of losses on wash sales, and net capital losses incurred after October 31 and within the taxable year ("Post-October losses"). To the extent these differences are permanent,

                             Excelsior Funds Trust
adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following reclassifications have been made to/from the following accounts:

                                          Undistributed  Accumulated
                                          Net Investment Net Realized Paid-In-
                                              Income     Gain (Loss)   Capital
                                          -------------- ------------ ---------
Equity Fund..............................    $  (604)      $    604          --
Mid Cap Value Fund.......................       (201)       226,829   $(226,628)
Optimum Growth Fund......................     83,607        143,160    (226,767)
Income Fund..............................     77,675        (77,675)         --
Total Return Bond Fund...................     13,930        (13,930)         --
International Equity Fund................     (7,644)         7,644          --
High Yield Fund..........................     (9,677)         9,677          --

  The tax character of dividends and distributions paid during the years ended March 31, 2001 and March 31, 2002 were as follows:

                                                         Long-Term
                                             Ordinary     Capital
                                              Income       Gain        Total
                                            ----------- ----------- -----------
Equity Fund
 2001...................................... $ 5,770,627 $38,888,053 $44,658,680
 2002......................................     459,715   8,432,465   8,892,180
Mid Cap Value Fund
 2001......................................   4,649,305  14,362,809  19,012,114
 2002......................................     162,250   2,006,208   2,168,458
Optimum Growth Fund
 2001......................................          37  19,421,168  19,421,205
 2002......................................          --          --          --
Income Fund
 2001......................................   6,581,243          --   6,581,243
 2002......................................   6,052,961     707,179   6,760,140
Total Return Bond Fund
 2001......................................  17,559,725          --  17,559,725
 2002......................................  17,290,281     244,969  17,535,250
International Equity Fund
 2001......................................   5,415,229  16,003,275  21,418,504
 2002......................................     617,543   1,981,949   2,599,492
High Yield Fund
 2001......................................   1,366,910          --   1,366,910
 2002......................................  25,702,119          --  25,702,119

                             Excelsior Funds Trust

  As of March 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                   Long-Term    Post-                     Unrealized      Other
                         Ordinary   Capital    October    Capital Loss   Appreciation   Temporary
                          Income     Gain      Losses     Carryforward  (Depreciation) Differences     Total
                         --------- --------- -----------  ------------  -------------- -----------  ------------
Equity Fund............. $ 121,238 $  80,236 $(1,221,712)          --    $ (4,938,275)          --  $ (5,958,513)
Mid Cap Value Fund......    29,277        --          --  $   (63,601)     15,467,892           --    15,433,568
Optimum Growth Fund.....        --        --  (2,398,598)  (2,322,727)      6,104,105           --     1,382,780
Income Fund.............   673,285   296,665          --           --        (639,023) $  (517,540)     (186,613)
Total Return Bond Fund.. 1,704,513 1,379,356          --           --        (741,775)  (1,421,473)      920,621
International Equity
 Fund...................   234,404        --  (7,100,700)  (5,940,523)     (6,176,144)    (247,377)  (19,230,340)
High Yield Fund......... 5,526,174        --  (3,372,880)  (2,181,579)    (16,812,675)  (5,272,143)  (22,113,103)

  Post-October losses are deemed to arise on the first business day of a Fund's next taxable year.

  For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gain distributions will be reduced. At March 31, 2002, the Mid Cap Value, Optimum Growth, International Equity and High Yield Funds had capital loss carryforwards for Federal tax purposes available to offset future net capital gains expiring on March 31, 2010 in the amounts of $63,601, $2,322,727, $5,940,523 and $2,181,579, respectively.

  At March 31, 2002, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value is as follows:

                                         Mid Cap      Optimum                  Total Return  International     High
                         Equity Fund   Value Fund   Growth Fund  Income Fund    Bond Fund     Equity Fund   Yield Fund
                         ------------  -----------  -----------  ------------  ------------  ------------- ------------
Federal tax cost........ $103,226,960  $88,657,773  $41,980,104  $110,301,043  $282,280,059   $58,838,787  $234,820,570
                         ============  ===========  ===========  ============  ============   ===========  ============
Gross unrealized
 appreciation........... $ 12,563,236  $19,255,825  $11,626,326  $  1,192,705  $  3,810,319   $ 3,754,540  $ 14,730,628
                         ------------  -----------  -----------  ------------  ------------   -----------  ------------
Gross unrealized
 depreciation...........  (17,501,511)  (3,787,933)  (5,522,221)   (1,831,728)   (4,552,094)  (10,175,924)  (31,543,303)
                         ------------  -----------  -----------  ------------  ------------   -----------  ------------
Net unrealized
 appreciation
 (depreciation)......... $ (4,938,275) $15,467,892  $ 6,104,105  $   (639,023) $   (741,775)  $(6,421,384) $(16,812,675)
                         ============  ===========  ===========  ============  ============   ===========  ============

5. Line of Credit:

  The Funds and other affiliated funds participate in a $50 million unsecured line of credit provided by The JPMorgan Chase Bank under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each Fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.50% per year. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Funds at the end of each quarter. For the year ended March 31, 2002, the Funds had no borrowings under the agreement.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Excelsior Funds Trust

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Excelsior Equity, Excelsior Mid Cap Value, Excelsior Optimum Growth, Excelsior Income, Excelsior Total Return Bond, Excelsior International Equity, and Excelsior High Yield Funds (the seven portfolios constituting the Excelsior Funds Trust) (the "Trust") as of March 31, 2002, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Excelsior Equity, Excelsior Mid Cap Value, Excelsior Optimum Growth, Excelsior Income, Excelsior Total Return Bond, Excelsior International Equity, and Excelsior High Yield Funds at March 31, 2002, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                          /s/ Ernst & Young LLP

Boston, Massachusetts
May 10, 2002

  Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

  Information pertaining to the directors/trustees and officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a "Company" and collectively, the "Excelsior Funds Complex") is set forth below. Directors/Trustees who are not deemed to be "interested persons" of the Excelsior Funds Complex as defined in the 1940 Act are referred to as "Independent Board Members." Directors/trustees who are deemed to be "interested persons" of the Excelsior Funds Complex are referred to as "Interested Board Members." Currently, the Excelsior Funds Complex does not have any Interested Board Members.

                                                                                      Number of
                                                                                    Portfolios in
                                            Term of                                   Excelsior
                     Position(s)           Office and                               Funds Complex     Other
                      Held with            Length of                                 Overseen by  Directorships
   Name, Address,        each                 Time       Principal Occupation(s)        Board     Held by Board
       Age(1)          Company             Served(2)       During Past 5 Years        Member(3)     Member(4)
   --------------    -----------------     ---------- ----------------------------  ------------- -------------
 INDEPENDENT BOARD MEMBERS
 Frederick S. Wonham    Director/Trustee,  Since 1997 Retired; Chairman of the            33          None
  Age: 70               Chairman of                   Board (since 1997) and
                        the Board                     President, Treasurer and
                                                      Director (since 1995) of
                                                      Excelsior Fund and Excelsior
                                                      Tax-Exempt Fund; Chairman of
                                                      the Boards (since 1997),
                                                      President, Treasurer and
                                                      Trustee (since 1995) of
                                                      Excelsior Funds Trust; Vice
                                                      Chairman of U.S. Trust
                                                      Corporation and U.S. Trust
                                                      New York (from February 1990
                                                      until September 1995); and
                                                      Chairman, U.S. Trust Company
                                                      (from March 1993 to May
                                                      1997).

 Rodman L. Drake        Director/Trustee   Since 1994 Director of Excelsior Fund          33          None
  Age: 59                                             and Excelsior Tax-Exempt
                                                      Fund (since 1996); Trustee
                                                      of Excelsior Funds Trust
                                                      (since 1994); Director,
                                                      Parsons Brinkerhoff, Inc.
                                                      (engineering firm) (since
                                                      1995); President,
                                                      Continuation Investments
                                                      Group, Inc. (since 1997);
                                                      President, Mandrake Group
                                                      (investment and consulting
                                                      firm) (1994-1997); Chairman,
                                                      MetroCashcard International
                                                      Inc. (since 1999); Director,
                                                      Hotelivision, Inc. (since
                                                      1999); Director, Alliance
                                                      Group Services, Inc. (since
                                                      1998); Director, Clean Fuels
                                                      Technology Corp. (since
                                                      1998); Director, Absolute
                                                      Quality Inc.(since 2000);
                                                      Director, Hyperion Total
                                                      Return Fund, Inc. and three
                                                      other funds for which
                                                      Hyperion Capital Management,
                                                      Inc. serves as investment
                                                      adviser (since 1991);
                                                      Director, The Latin America
                                                      Smaller Companies Fund, Inc.
                                                      (from 1993 to 1998).

                                                                                   Number of
                                                                                 Portfolios in
                                         Term of                                   Excelsior
                                        Office and                               Funds Complex     Other
                  Position(s)           Length of                                 Overseen by  Directorships
 Name, Address,  Held with each            Time       Principal Occupation(s)        Board     Held by Board
     Age(1)         Company             Served(2)       During Past 5 Years        Member(3)     Member(4)
 --------------   ----------------      ---------- ----------------------------  ------------- -------------
 Ralph E. Gomory    Director/Trustee      Since    Director of Excelsior Fund          33          None
  Age: 72                               September  and Excelsior Tax-Exempt
                                           2001    Fund and Trustee of
                                                   Excelsior Funds Trust (since
                                                   September 2001); President,
                                                   Alfred P. Sloan Foundation
                                                   (since 1989); Director,
                                                   Ashland, Inc. (refining,
                                                   distribution, road
                                                   construction) (since 1989);
                                                   Director, Lexmark
                                                   International, Inc. (printer
                                                   manufacturing) (since 1991);
                                                   Director, Washington Post
                                                   Company (media) (since
                                                   1989); Director, Polaroid
                                                   Company (cameras and film)
                                                   (since 1993).

 Mel Hall           Director/Trustee      Since    Director of Excelsior Fund          33          None
  Age: 57                                  2000    and Excelsior Tax-Exempt
                                                   Fund (since July 2000);
                                                   Trustee of Excelsior Funds
                                                   Trust (since July 2000);
                                                   Chief Executive Officer,
                                                   Comprehensive Health
                                                   Services, Inc. (health care
                                                   management and
                                                   administration).

 Roger M. Lynch     Director/Trustee      Since    Director of Excelsior Fund          33          None
  Age: 61                               September  and Excelsior Tax-Exempt
                                           2001    Fund and Trustee of
                                                   Excelsior Funds Trust (since
                                                   September 2001); Retired:
                                                   Chairman of the Board of
                                                   Trustees of Fairfield
                                                   University (since 1996);
                                                   Director, SLD Commodities,
                                                   Inc. (importer of nuts)
                                                   (since 1991); President,
                                                   Corporate Asset Funding Co.,
                                                   Inc. (asset securitization)
                                                   (from 1987 to 1999); General
                                                   Partner (from 1980 to 1986)
                                                   and Limited Partner (from
                                                   1986 to 1999), Goldman Sachs
                                                   & Co.; Chairman, Goldman
                                                   Sachs Money Markets, Inc.
                                                   (from 1982 to 1986).

 Jonathan Piel      Director/Trustee      Since    Director of Excelsior Fund          33          None
  Age: 63                                  1994    and Excelsior Tax-Exempt
                                                   Fund (since 1996); Trustee
                                                   of Excelsior Funds Trust
                                                   (since 1994); Director,
                                                   Group for The South Fork,
                                                   Bridgehampton, New York
                                                   (since 1993); and Member,
                                                   Advisory Committee, Knight
                                                   Journalism Fellowships,
                                                   Massachusetts Institute of
                                                   Technology (since 1984);
                                                   Candidate for the degree of
                                                   Master of Professional
                                                   Studies, Interactive
                                                   Telecommunication Program,
                                                   Tisch School of the Arts,
                                                   New York University;
                                                   expected date of Graduation,
                                                   May 2002.

                                                                                   Number of
                                                                                 Portfolios in
                                       Term of                                     Excelsior
                                     Office and                                  Funds Complex     Other
                      Position(s)     Length of                                   Overseen by  Directorships
   Name, Address,    Held with each     Time         Principal Occupation(s)         Board     Held by Board
       Age(1)           Company       Served(2)        During Past 5 Years         Member(3)     Member(4)
   --------------    -------------- ------------- ----------------------------   ------------- -------------
 OFFICERS
 Stephen C.           President     Since         Executive Vice President,           N/A           N/A
  Hassenfelt Age:                   February 2002 U.S. Trust Corporation
  52                                              (since January 2002);
                                                  Chairman, U.S. Trust Company
                                                  of North Carolina (since
                                                  1999); Chairman and Chief
                                                  Executive Officer, NCT
                                                  Opportunities, Inc. (since
                                                  1994); Chairman and founder,
                                                  North Carolina Trust Company
                                                  (from 1984 to 1999);
                                                  Director, Guilford Mills,
                                                  Inc. (since 1989) and The
                                                  Tenner Companies (since
                                                  1993).

 Brian Schmidt        Vice          Since 2001    Senior Vice President, U.S.         N/A           N/A
  225 High Ridge      President,                  Trust Company (since 1998);
  Road Stamford, CT   Chief                       Vice President, U.S. Trust
  06905 Age: 43       Financial                   Company (from 1996-1998);
                      Officer and                 Vice President, Chief
                      Treasurer                   Financial Officer and
                                                  Treasurer, Excelsior Fund,
                                                  Excelsior Tax-Exempt Fund
                                                  and Excelsior Funds Trust
                                                  (since February 2001); Chief
                                                  Financial Officer, Excelsior
                                                  Venture Investors III, LLC
                                                  and Excelsior Venture
                                                  Partners III, LLC (since
                                                  2001); Chief Financial
                                                  Officer, Excelsior Private
                                                  Equity Fund II, Inc. (since
                                                  1997) and UST Private Equity
                                                  Fund, Inc. (since 1995).

 Frank Bruno          Vice          Since 2001    Vice President, U.S. Trust          N/A           N/A
  225 High Ridge      President                   Company (since 1994); Vice
  Road Stamford, CT   and                         President and Assistant
  06905 Age: 42       Assistant                   Treasurer, Excelsior Fund,
                      Treasurer                   Excelsior Tax-Exempt Fund
                                                  and Excelsior Funds Trust
                                                  (since February 2001);
                                                  Treasurer, Excelsior Venture
                                                  Investors III, LLC and
                                                  Excelsior Venture Partners
                                                  III, LLC (since 2001),
                                                  Excelsior Private Equity
                                                  Fund II, Inc. (since 1997)
                                                  and UST Private Equity Fund,
                                                  Inc. (since 1995).

 W. Bruce McConnel,   Secretary     Since 1984    Partner of the law firm of          N/A           N/A
  III One Logan                                   Drinker Biddle & Reath LLP.
  Square 18th and
  Cherry Streets
  Philadelphia, PA
  19103-6996
  Age: 59

                                                                                   Number of
                                                                                 Portfolios in
                                         Term of                                   Excelsior
                                        Office and                               Funds Complex     Other
                          Position(s)   Length of                                 Overseen by  Directorships
  Name, Address,         Held with each    Time       Principal Occupation(s)        Board     Held by Board
      Age(1)                Company     Served(2)       During Past 5 Years        Member(3)     Member(4)
  --------------         -------------- ---------- ----------------------------  ------------- -------------
Diane E. McCarthy         Assistant     Since      Partner of the law firm of         N/A           N/A
 One Logan Square         Secretary     February   Drinker Biddle & Reath LLP.
 18th and Cherry Streets                2002
 Philadelphia, PA
 19103-6996
 Age: 50

Julia Babik               Assistant     Since 2001 Employed by SEI Investments        N/A           N/A
 530 East                 Treasurer                since May 1993. Director of
 Swedesford Road                                   Funds Accounting, SEI
 Wayne, PA 19087                                   Investments, since 2000;
 Age: 33                                           Fund Accounting Manager,
                                                   1997-2000.

Timothy D. Barto          Assistant     Since 2001 Employed by SEI Investments        N/A           N/A
 One Freedom              Treasurer                since October 1999. Vice
 Valley Drive                                      President and Assistant
 Oaks, PA 19456                                    Secretary of SEI Investments
 Age: 34                                           since December 1999.
                                                   Associate at Dechert, Price
                                                   & Rhoads (1997-1999).
                                                   Associate at Richter, Miller
                                                   & Finn (1993-1997).

--------
(1) Each director/trustee may be contacted by writing to Excelsior Funds, One Freedom Valley Drive, Oaks, PA 19456.
(2) Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns is removed, or becomes disqualified in accordance with each Company's by-laws.
(3) The Excelsior Funds Complex consists of all registered investment companies (Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of March 31, 2002, the Excelsior Funds Complex consisted of 33 Funds.
(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

        Voting Results of Special Meetings of Shareholders: (Unaudited)

  On September 7, 2001 there was a special meeting of the shareholders of Excelsior Funds Trust, at such meeting shareholders of were asked to consider two proposals. The following were the results of the vote by proposal:

    1. To consider and act upon a proposal to elect Messrs. Drake, Gomory, Hall, Lynch, Piel and Wonham as Trustees of Excelsior Funds Trust.

   For the proposal...............................................    74,992,212
   Against the proposal...........................................       104,955
   Abstain........................................................             0

    2. The ratification of the selection of Ernst & Young LLP as independent auditors for Excelsior Funds Trust.

   For the proposal...............................................    74,983,840
   Against the proposal...........................................        51,955
   Abstain........................................................        61,677

  On September 7, 2001 and continued until September 14, 2001, there was a special meeting of the shareholders of Excelsior Funds Inc. and Excelsior Tax-
Exempt Funds, Inc., at such meeting shareholders were asked to consider two proposals. The following were the results of the vote by proposal:

    1. To consider and act upon a proposal to elect Messrs. Drake, Gomory, Hall, Lynch, Piel and Wonham as Trustees of Excelsior Funds, Inc. and
  Excelsior Tax-Exempt Funds, Inc.

   For the proposal............................................... 2,605,422,870
   Against the proposal...........................................    46,506,773
   Abstain........................................................             0

    2. The ratification of the selection of Ernst & Young LLP as independent auditors for Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.

   For the proposal............................................... 2,617,069,459
   Against the proposal...........................................    31,498,404
   Abstain........................................................     3,361,780

                             Excelsior Funds Trust

                    Federal Tax Information -- (Unaudited)

  For the year ended March 31, 2002, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, the designation of long-term capital gains, the amounts expected to be passed through to shareholders as foreign tax credits and the percentage of income earned from direct Treasury obligations are approximated as follows:

                                                        20%
                                           Dividends Long-Term  Foreign
                                           Received   Capital     Tax   Treasury
                                           Deduction    Gain    Credit   Income
                                           --------- ---------- ------- --------
Equity Fund...............................   87.47%  $8,432,465      --     --
Mid Cap Value Fund........................   91.99%   2,006,208      --     --
Optimum Growth Fund.......................      --           --      --     --
Income Fund...............................      --      707,178      --   9.39%
Total Return Bond Fund....................      --      244,969      --  15.68%
International Equity Fund.................      --    1,981,949 $64,595     --
High Yield Fund...........................      --           --      --   0.49%

  In addition, for the year ended March 31, 2002, gross income derived from sources within foreign countries for the International Equity Fund approximately amounted to $832,000.


                                                                   AR-Inst-0302